                                                                   EXHIBIT 25

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                            ---------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)__________
                            ---------------------

                                SUNTRUST BANK
             (Exact name of trustee as specified in its charter)

State of Georgia                             58-0466330
(State of incorporation if                   (I.R.S. Employer
not a U.S. national bank)                    Identification Number)

303 Peachtree Street, NE
Atlanta, GA                                  30308
(Address of trustee's principal              (Zip Code)
  executive offices)

                           Jonathan D. Rich, Esq.
                            Holland & Knight LLP
           200 South Orange Avenue, Suite 2600, Orlando, FL 32801
                               (407) 244-1105
          (Name, address and telephone number of agent for service)
                            ---------------------

                      FLORIDA PUBLIC UTILITIES COMPANY
             (Exact name of obligor as specified in its charter)

FLORIDA                                      59-539080
(State of incorporation)                     (IRS Employer Identification No.)

401 SOUTH DIXIE HIGHWAY                      33401
WEST PALM BEACH, FL                          (Zip Code)
(Address of principal executive offices)
                            ---------------------

                ___% SECURED INSURED QUARTERLY NOTES DUE 2031
                       (Title of indenture securities)

Item 1.           General Information.  Furnish the following information as to
                  -------------------
                  the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                            Name                           Address
                            ----                           -------

                  Georgia Department of Banking           Atlanta, GA
                  and Finance

                  The Board of Governors of
                  the Federal Reserve System
                  Corporation                             Washington, D.C.

                  Federal Deposit Insurance               Washington, D.C.
                  Corporation

                  (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           Affiliations  with the  Obligor.  If the obligor or any
                  -------------------------------
                  underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          List of Exhibits.
                  ----------------

                  List below all exhibits filed as a part of this statement of eligibility.

                  Exhibit 1 - Copy of the articles of incorporation of the Trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 4 - Copy of the existing bylaws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-62338 (Form S-3, Rock-Tenn Company), which is incorporated by reference).

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - The consent of the Trustee required by Section 321 (6) of the Trust Indenture Act of 1939.

                  Exhibit 7 - Copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.



                                  SIGNATURE
                                  ---------


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, State of Florida, on the 30th day of August, 2001.

                                                 SUNTRUST BANK


                               By:   /s/         Lisa Derryberry
                                     ------------------------------------------
                                                 Lisa Derryberry
                                                 Vice President

                                  EXHIBIT 6
                                  ---------

                             Consent of Trustee


         Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of debt securities of Florida Public Utilities Company, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                                 SUNTRUST BANK


                               By:   /s/         Lisa Derryberry
                                     ------------------------------------------
                                                 Lisa Derryberry
                                                 Vice President

                                  EXHIBIT 7
                                  ---------

                           Report of Condition of
                               SunTrust Bank

                    ------------                                 Board of Governors of the Federal Reserve System
                    0808017 1163                                 OMB Number: 7100-0036
                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number: 3064-0052
                                                                 Office of the Comptroller of the Currency
                                                                 OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL               Expires March 31, 2004

-------------------------------------------------------------------------------------------------------------------

                                                                                                             1
                                                                 Please refer to page i,
                                                                 Table of Contents, for
                                                                 the required disclosure
                                                                 of estimated burden.

-------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2001                        20010630
                                                                 ----------------
                                                                   (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324       This report form is to be filed by banks with domestic
(State member banks); 12 U.S.C. Section 1817 (State         offices only. Banks with foreign offices (as defined
nonmember banks); and 12 U.S.C. Section 161 (National       in the instructions) must file FFIEC 031.
banks).

-------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be           The Reports of Condition and Income are to be
signed by an authorized officer and the Report of           prepared in accordance with Federal regulatory
Condition must be attested to by not less than two          authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National banks.        We, the undersigned directors (trustees), attest to
                                                            the correctness of the Report of Condition (including
I, WILLIAM P. OHALLORAN, SVP & CONTROLLER                   the supporting schedules) for this report date and
-----------------------------------------------------       declare that it has been examined by us and to the
 Name and Title of Officer Authorized to Sign Report        best of our knowledge and belief has been prepared in
                                                            conformance with the instructions issued by the
of the named bank do hereby declare that the Reports        appropriate Federal regulatory authority and is true
of Condition and Income (including the supporting           and correct.
schedules) for this report date have been prepared in
conformance with the instructions issued by the                  /s/ signature
appropriate Federal regulatory authority and are true       -------------------------------------------------------
to the best of my knowledge and belief.                     Director (Trustee)

                /s/ W. P. OHalloran                              /s/ James B. Williams
-----------------------------------------------------       -------------------------------------------------------
Signature of Officer Authorized to Sign Report              Director (Trustee)

07/26/2001                                                       /s/ signature
-----------------------------------------------------       -------------------------------------------------------
Date of Signature                                           Director (Trustee)

-------------------------------------------------------------------------------------------------------------------

SUBMISSION OF REPORTS                                            (if other than EDS) must transmit the bank's
                                                                 computer data file to EDS.
Each bank must prepare its Reports of Condition and
Income either:                                              For electronic filing assistance, contact EDS Call
                                                            Report Services, 2150 N. Prospect Ave., Milwaukee,
(a) in electronic form and then file the computer           WI 53202, telephone (800) 255-1571.
    data file directly with the banking agencies'
    collection agent, Electronic Data Systems               To fulfill the signature and attestation requirement
    Corporation (EDS), by modem or on computer              for the Reports of Condition and Income for this
    diskette; or                                            report date, attach this signature page (or a
(b) in hard-copy (paper) form and arrange for another       photocopy or a computer-generated version of this
    party to convert the paper report to electronic         page) to the hard-copy record of the completed report
    form. That party                                        that the bank places in its files.

-------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number                00867                SUNTRUST BANK
                                    -----------             -------------------------------------------------------
                                    (RCRI 9050)             Legal Title of Bank (TEXT 9010)

http://WWW.SUNTRUST.COM                                     ATLANTA
-----------------------------------------------------       -------------------------------------------------------
Primary Internet Web Address of Bank                        City (TEXT 9130)
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)                              GA                              30302
                                                            -------------------------------------------------------
                                                            State Abbrev. (TEXT 9200)       Zip Code (TEXT 9220)
             Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
                                     Office of the Comptroller of the Currency


                                                                      FFIEC 031


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                    Page i
A BANK WITH DOMESTIC OFFICES ONLY                                   2
-------------------------------------------------------------------------------

TABLE OF CONTENTS




SIGNATURE PAGE                                   Cover

REPORT OF INCOME                                                         REPORT OF CONDITION
Schedule RI - Income Statement _________________ RI-1, 2, 3              Schedule RC - Balance Sheet __________________  RC-1, 2
Schedule RI-A - Changes in Equity Capital ______ RI-4                    Schedule RC-A - Cash and Balances Due
Schedule RI-B - Charge-offs and Recoveries on                             From Depository Institutions ________________  RC-3
 Loans and Leases and Changes in Allowance                               Schedule RC-B - Securities ___________________  RC-3, 4, 5
 for Loan and Lease Losses _____________________ RI-4, 5                 Schedule RC-C - Loans and Lease Financing
Schedule RI-D - Income from                                               Receivables:
 International Operations ______________________ RI-6                     Part I.  Loans and Leases ___________________  RC-6, 7
Schedule RI-E - Explanations ___________________ RI-6, 7                  Part II. Loans to Small Businesses and
                                                                          Small Farms (to be completed for the
                                                                          June report only; not included in the forms
                                                                          for the September and December reports) _____  RC-7a, 7b
DISCLOSURE OF ESTIMATED BURDEN                                           Schedule RC-D - Trading Assets and Liabilities
                                                                          (to be completed only by selected banks) ____  RC-8
The estimated average burden associated with this information            Schedule RC-E - Deposit Liabilities __________  RC-9, 10
collection is 35.5 hours per respondent and is estimated to vary from    Schedule RC-F - Other Assets _________________  RC-11
14 to 500 hours per response, depending on individual circumstances.     Schedule RC-G - Other Liabilities ____________  RC-11
Burden estimates include the time for reviewing instructions,            Schedule RC-H - Selected Balance Sheet Items
gathering and maintaining data in the required form, and completing       for Domestic Offices _______________________   RC-12
the information collection, but exclude the time for compiling and       Schedule RC-I - Assets and Liabilities of IBFs  RC-12
maintaining business records in the normal course of a respondent's      Schedule RC-K - Quarterly Averages ___________  RC-13
activities. A Federal agency may not conduct or sponsor, and an          Schedule RC-L - Derivatives and
organization (or a person) is not required to respond to a collection     Off-Balance Sheet Items _____________________  RC-14, 15
of information, unless it displays a currently valid OMB control         Schedule RC-M - Memoranda ____________________  RC-16
number. Comments concerning the accuracy of this burden estimate and     Schedule RC-N - Past Due and Nonaccrual Loans,
suggestions for reducing this burden should be directed to the Office     Leases, and Other Assets ____________________  RC-17, 18
of Information and Regulatory Affairs, Office of Management and Budget,  Schedule RC-O - Other Data for Deposit
Washington, D.C. 20503, and  to one of the following:                     Insurance and FICO Assessments ______________  RC-19, 20

Secretary                                                                Schedule RC-R - Regulatory Capital ___________  RC-21,23
Board of Governors of the Federal Reserve System                                                                            23,24
Washington, D.C. 20551,                                                  Schedule RC-S - Securitization and
                                                                          Asset Sales Activities ______________________  RC-25,26,
                                                                                                                            27,27a
Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency                                Schedule RC-T - Fiduciary and Related Services
Washington, D.C. 20219                                                    (to be completed beginning December 31, 2001)  RC-28,29,30
                                                                         Optional Narrative Statement Concerning
Assistant Executive Secretary                                             the Amounts Reported in the Reports
Federal Deposit Insurance Corporation                                     of Condition and Income _____________________  RC-31
Washington, D.C. 20429

                                                                         Special Report (to be completed by all banks)


For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

SUNTRUST BANK                                                         FFIEC 031
---------------------------------------                               RI-1
Legal Title of Bank                                                       3
ATLANTA
---------------------------------------
City
GA                          30302
---------------------------------------
State                       Zip Code

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2001 - JUNE 30, 2001

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT
                                                                      Dollar Amounts in Thousands  RIAD | Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
 a. Interest and fee income on loans:
    (1) In domestic offices:
       (a) Loans secured by real estate__________________________________________________________  4011         1,270,651  1.a.1.a
       (b) Loans to finance agricultural production and other loans to farmers___________________  4024             5,587  1.a.1.b
       (c) Commercial and industrial loans_______________________________________________________  4012           829,558  1.a.1.c
       (d) Loans to individuals for household, family, and other personal expendiatures:
          (1) CREDIT CARDS_______________________________________________________________________  B485                 0  1.a.1.d.1
          (2) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND REVOLVING
              CREDIT PLANS OTHER THAN CREDIT CARDS)______________________________________________  B486           424,558  1.a.1.d.2
       (e) Loans to foreign governments and official institutions________________________________  4056               579  1.a.1.e
       (F) ALL OTHER LOANS IN DOMESTIC OFFICES___________________________________________________  B487           118,916  1.a.1.f
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs____________________________  4059                 0  1.a.2
    (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))_________  4010         2,649,849  1.a.3
 B. INCOME FROM LEASE FINANCING RECEIVABLES______________________________________________________  4065            87,274  1.b
 C. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS: (1)____________________________  4115             1,421  1.c
 d. Interest and dividend income on securities:
    (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
        MORTGAGE-BACKED SECURITIES)______________________________________________________________  B488            83,520  1.d.1
    (2) MORTGAGE-BACKED SECURITIES_______________________________________________________________  B489           282,928  1.d.2
    (3) ALL OTHER SECURITIES (INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS
        IN THE U.S.)_____________________________________________________________________________  4060           132,798  1.d.3
 e. Interest income from trading assets__________________________________________________________  4069             4,038  1.e
 f. Interest income on federal funds sold and securities purchased under agreements to resell____  4020            64,184  1.f
 G. OTHER INTEREST INCOME________________________________________________________________________  4518            16,556  1.g
 h. Total interest income (sum of items 1.a.(3) through 1.g)_____________________________________  4107         3,322,568  1.h
2. Interest expense:
 a. Interest on deposits:
    (1) Interest on deposits in domestic offices:
       (a) Transaction accounts (NOW accounts, ATS accounts, and
           telephone and preauthorized transfer accounts)________________________________________  4508            11,197  2.a.1.a
       (b) Nontransaction accounts:
          (1) SAVINGS DEPOSITS (INCLUDES MMDAS)__________________________________________________  0093           438,356  2.a.1.b.1
          (2) Time deposits of $100,000 or more__________________________________________________  A517           180,615  2.a.1.b.2
          (3) Time deposits of less than $100,000________________________________________________  A518           259,034  2.a.1.b.3
    (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries, and IBFs_______  4172           181,684  2.a.2
 b. Expense of federal funds purchased and securities sold under agreements to repurchase________  4180           298,402  2.b
 c. Interest on trading liabilities and other borrowed money_____________________________________  4185           243,746  2.c

-----------
(1) Includes interest income on time certificates of deposits not held for trading.




SUNTRUST BANK                                                         FFIEC 031
---------------------------------------                               RI-2
Legal Title of Bank                                                       4

FDIC Certificate Number - 00867

SCHEDULE RI--CONTINUED

                                                                                      Year-to-date
                                                                             ---------------------
                                                 Dollar Amounts in Thousands | RIAD Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
2. Interest expense (continued):
  d. Interest on subordinated notes and debentures_________________________    4200           46,594                     2.d
  e. Total interest expense (sum of items 2.a through 2.d)_________________    4073        1,659,628                     2.e
3. Net interest income (item 1.h minus 2.e)________________________________                            4074  1,662,940   3
4. PROVISION FOR LOAN AND LEASE LOSSES_____________________________________                            4230    104,557   4
5. Noninterest income:
  a. Income from fiduciary activities (1)__________________________________    4070          230,156                     5.a
  b. Service charges on deposit accounts in domestic offices_______________    4080          245,611                     5.b
  c. Trading revenue (2)___________________________________________________    A220           27,763                     5.c
  D. INVESTMENT BANKING, ADVISORY, BROKERAGE, AND UNDERWRITING FEES
     AND COMMISSIONS_______________________________________________________    B490           87,314                     5.d
  E. VENTURE CAPITAL REVENUE_______________________________________________    B491                0                     5.e
  F. NET SERVICING FEES____________________________________________________    B492           69,793                     5.f
  G. NET SECURITIZATION INCOME_____________________________________________    B493                0                     5.g
  H. INSURANCE COMMISSIONS AND FEES________________________________________    B494            6,537                     5.h
  I. NET GAINS (LOSSES) ON SALES OF LOANS AND LEASES_______________________    5416          (38,960)                    5.i
  J. NET GAINS (LOSSES) ON SALES OF OTHER REAL-ESTATE OWNED________________    5415            5,009                     5.j
  K. NET GAINS (LOSSES) ON SALES OF OTHER ASSETS (EXCLUDING SECURITIES)____    B496            1,412                     5.k
  l. Other noninterest income*_____________________________________________    B497          264,846                     5.l
  m. Total noninterest income (sum of items 5.a through 5.l)_______________                            4079    899,481   5.m
6.a. Realized gains (losses) on held-to-maturity securities________________                            3521          0   6.a
  b. Realized gains (losses) on available-for-sale securities______________                            3196     33,891   6.b
7. Noninterest expense:
  a. Salaries and employee benefits________________________________________    4135          740,042                     7.a
  b. Expenses of premises and fixed assets (net of rental income)
    (excluding salaries and employee benefits and mortgage interest)_______    4217          194,934                     7.b
  C. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS (INCLUDING GOODWILL)________    4531           22,202                     7.c
  d. Other noninterest expense *___________________________________________    4092          460,423                     7.d
  e. Total noninterest expense (sum of items 7.a through 7.d)______________                            4093  1,417,601   7.e
8. Income (loss) before income taxes and extraordinary
   items, and other adjustments (item 3 plus or minus items 4, 5.m,
   6.a, 6.b, and 7.e)______________________________________________________                            4301  1,074,154   8
9. Applicable income taxes (on item 8)_____________________________________                            4302    371,677   9
10. Income (loss) before extraordinary items and other adjusments
    (item 8 minus item 9)__________________________________________________                            4300    702,477   10
11. Extraordinary items and other adjustments, net of income taxes *_______                            4320    (17,824)  11
12. Net income (loss) (sum of items 10 and 11)_____________________________                            4340    684,653   12

-----------
  * Describe on Schedule RI-E - Explanations.
 (1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
 (2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.




SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-3

FDIC Certificate Number - 00867                             5

SCHEDULE RI--CONTINUED

                                                                                                            Year-to-Date
                                                                                                     _____________________
MEMORANDA                                                                Dollar Amounts in Thousands RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
   August 7, 1986, that is not deductible for federal income tax purposes__________________________  4513           3,029    M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic offices
   (included in Schedule RI, item 8) ______________________________________________________________  8431          50,749    M.2
3. INCOME ON TAX-EXEMPT LOANS AND LEASES TO STATES AND POLITICAL SUBDIVISIONS IN
   THE U.S. (INCLUDED IN SCHEDULE RI, ITEMS 1.A AND 1.B) __________________________________________  4313          51,456    M.3
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S.
   (included in Schedule RI, item 1.d.(3))_________________________________________________________  4507           7,855    M.4
5. Number of full-time equivalent employees at end of current period (round to                                    NUMBER
   nearest whole number) __________________________________________________________________________  4150          25,244    M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push down                  CCYY / MM / DD
   accounting this calendar year, report the date of the bank's acquisition (1) ___________________  9106             N/A    M.7
8. Trading revenue (from cash instruments and derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
   (TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS
   (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE
   PRECEDING CALENDAR YEAR.):

                                                                                                     RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
  a. Interest rate exposures ______________________________________________________________________  8757          19,967    M.8.a
  b. Foreign exchange exposures ___________________________________________________________________  8758           7,796    M.8.b
  c. Equity security and index exposures __________________________________________________________  8759               0    M.8.c
  d. Commodity and other exposures _________________________________________________________________ 8760               0    M.8.d

9. Impact on income of derivatives held for purposes other than trading:                             RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
  a. Net increase (decrease) to interest income ___________________________________________________  8761          (2,151)   M.9.a
  b. Net (increase) decrease to interest expense __________________________________________________  8762             573    M.9.b
  c. Other (noninterest) allocations ______________________________________________________________  8763               0    M.9.c
10. Credit losses on derivatives (see instructions) ________________________________________________ A251               0    M.10
11. Does the reporting bank have a Subchapter S election in effect for                                        YES / NO
    federal income tax purposes for the current tax year ? ________________________________________  A530        NO          M.11

_____
(1) For example, a bank acquired on June 1, 2001, would report 20010601

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-4

FDIC Certificate Number - 00867                             6

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.


                                                                         Dollar Amounts in Thousands RIAD Bil | Mil | Thou
_____________________________________________________________________________________________________________________________
 1. TOTAL EQUITY CAPITAL MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS
    OF CONDITION AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME) ______________  3217        8,768,684    1
 2. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN
    ACCOUNTING PRINCIPLES*_________________________________________________________________________  B507                0    2
 3. BALANCE END OF PREVIOUS CALENDAR YEAR AS RESTATED (SUM OF ITEMS 1 AND 2) ______________________  B508        8,768,684    3
 4. Net income (loss) (must equal Schedule RI, item 12) ___________________________________________  4340          684,653    4
 5. SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET (EXCLUDING TREASURY
    STOCK TRANSACTIONS) ___________________________________________________________________________  B509                0    5
 6. TREASURY STOCK TRANSACTIONS, NET ________________________________________________________________B510                0    6
 7. Changes incident to business combinations, net ________________________________________________  4356           11,964    7
 8. LESS: Cash dividends declared on preferred stock ______________________________________________  4470                0    8
 9. LESS: Cash dividends declared on common stock _________________________________________________  4460          900,000    9
10. OTHER COMPREHENSIVE INCOME (1) ________________________________________________________________  B511         (147,627)   10
11. Other transactions with parent holding company * (not included in items 5, 6, 8, or 9 above)___  4415                0    11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28) _________________________________________________________________________  3210        8,417,674    12

_____
* Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains
    (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
               AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

                                                                                    ( Column A )        ( Column B )
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH                                 Charge-offs (1)       Recoveries
                                                                             _____________________________________________
THE ALLOCATED TRANSFER RISK RESERVE.                                                     Calendar year-to-date
                                                                             _____________________________________________
                                                 Dollar Amounts in Thousands RIAD Bil | Mil | Thou  RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
1. Loans secured by real estate:
   A. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS IN DOMESTIC
      OFFICES _____________________________________________________________  3582               72  3583                0    1.a
   b. Secured by farmland in domestic offices _____________________________  3584                0  3585                0    1.b
   c. Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit _________________  5411              917  5412              934    1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties _  5413            4,871  5414              653    1.c.2
   d. Secured by multifamily (5 or more) residential properties in domestic
      offices _____________________________________________________________  3588                0  3589                0    1.d
   e. Secured by nonfarm nonresidential properties in domestic offices ____  3590              762  3591              432    1.e
   F. IN FOREIGN OFFICES __________________________________________________  B512                0  B513                0    1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ________________  4653                0  4663                0    2.a
   b. To foreign banks ____________________________________________________  4654                0  4664                0    2.b
3. Loans to finance agricultural production and other loans to farmers ____  4655                0  4665                0    3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) _______________________________________  4645           77,890  4617            8,486    4.a
   b. To non-U.S. addressees (domicile) ___________________________________  4646                0  4618               30    4.b
5. Loans to individuals for household, family, and other personal expenditures:
   A. CREDIT CARDS ________________________________________________________  B514               80  B515               98    5.A
   B. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS
      AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS) _________________  B516           36,884  B517           11,988    5.B

_____
(1) Include write-downs arising from transfers of loans to the held-for-sale account.





SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-5

FDIC Certificate Number - 00867                             7

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED                                                                   ( Column A )        ( Column B )
                                                                                   Charge-offs (1)       Recoveries
                                                                             _____________________________________________
                                                                                         Calendar year-to-date
                                                                             _____________________________________________
                                                 Dollar Amounts in Thousands RIAD Bil | Mil | Thou  RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
6. Loans to foreign governments and official institutions _________________  4643                0  4627                0     6
7. All other loans ________________________________________________________  4644            5,655  4628            2,677     7
8. Lease financing receivables:
   a. To U.S. addressees (domicile) _______________________________________  4658            1,879  4668              272     8.a
   b. To non-U.S. addressees (domicile) ___________________________________  4659                0  4669                0     8.b
9. Total (sum of items 1 through 8) _______________________________________  4635          129,010  4605           25,570     9

                                                                                    ( Column A )        ( Column B )
MEMORANDA                                                                          Charge-offs (1)       Recoveries
                                                                             _____________________________________________
                                                                                         Calendar year-to-date
                                                                             _____________________________________________
                                                 Dollar Amounts in Thousands RIAD Bil | Mil | Thou  RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above ____________________________  5409                0  5410                0     M.1
2. Loans secured by real estate to non-U.S. addresses (domicile)
   (included in Schedule RI-B, part I, item 1, above): ____________________  4652                0  4662                0     M.2

_____
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                        Dollar Amounts in Thousands RIAD Bil | Mil | Thou
__________________________________________________________________________________________________________________________
1. BALANCE MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS OF CONDITION
   AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME) ____________________________ B522          857,387     1
2. Recoveries (must equal part I, item 9, column B above) _________________________________________ 4605           25,570     2
3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item 6.a) __________ C079          129,010     3
4. PROVISION FOR LOAN AND LEASE LOSSES (MUST EQUAL SCHEDULE RI, ITEM 4) ___________________________ 4230          104,557     4
5. Adjustments * (see instructions for this schedule) _____________________________________________ 4815          (10,210)    5
6. Balance end of current period (sum of items 1 through 5)
   (must equal Schedule RC, item 4.c) _____________________________________________________________ 3123          848,294     6

_____
* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule RI-E--Explanations, item 6.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-6

FDIC Certificate Number - 00867                             8


SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS


FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS
ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.


                                                                                                      Year-to-Date
                                                                                               _______________________
                                                                    Dollar Amounts in Thousands RIAD Bil | Mil | Thou
______________________________________________________________________________________________________________________
1. INTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:
   A. GROSS INTEREST INCOME ___________________________________________________________________ B523                0   1.a
   B. GROSS INTEREST EXPENSE __________________________________________________________________ B524                0   1.b
2. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 1.A MINUS 1.B) __________ B525                0   2.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations _____________________________ 4097                0   3.a
   b. Provision for loan and lease losses attributable to international operations ____________ 4235                0   3.b
   c. Other noninterest expense attributable to international operations ______________________ 4239                0   3.c
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c) ____________________________________________________________________________ 4843                0   3.d
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 2 and 3.d) ________________________________________________________ 4844                0   4
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs ________________________________ 4845                0   5
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5) __________________________________________________________ 4846                0   6
7. Income taxes attributable to income from international operations as estimated in item 6 ___ 4797                0   7
8. Estimated net income attributable to international operations (item 6 minus 7) _____________ 4341                0   8

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-7

FDIC Certificate Number - 00867                             9

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in
Schedule RI, and all significant items of other noninterest income and other noninterest expense in
Schedule RI. (See instructions for details.)

                                                                                                         Year-to-Date
                                                                                                  _______________________
                                                                       Dollar Amounts in Thousands RIAD Bil | Mil | Thou
_________________________________________________________________________________________________________________________
1. OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.L)
   ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 1% OF THE SUM OF
   SCHEDULE RI, ITEMS 1.H AND 5.M:
           TEXT
   a. C013 Income and fees from the printing and sale of checks _________________________________  C013                0   1.a
   b. C014 Earnings on/increase in value of cash surrender value of life insurance ______________  C014                0   1.b
   c. C016 Income and fees from automated teller machines (ATMs) ________________________________  C016                0   1.c
   d. 4042 Rent and other income from other real estate owned ___________________________________  4042                0   1.d
   e. C015 Safe deposit box rent ________________________________________________________________  C015                0   1.e
   f. 4461 Sale of orig srv rights ______________________________________________________________  4461           72,121   1.f
   g. 4462 ______________________________________________________________________________________  4462                0   1.g
   h. 4463 ______________________________________________________________________________________  4463                0   1.h
2. OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.D):
   ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 1% OF THE SUM OF
   OF SCHEDULE RI, ITEMS 1.H AND 5.M:
           TEXT
   a. C017 Data processing expenses _____________________________________________________________  C017           48,674   2.a
   b. 0497 Advertising and marketing expenses ___________________________________________________  0497                0   2.b
   c. 4136 Director's fees ______________________________________________________________________  4136                0   2.c
   d. C018 Printing, stationary, and supplies ___________________________________________________  C018                0   2.d
   e. 8403 Postage ______________________________________________________________________________  8403                0   2.e
   f. 4141 Legal fees and expenses ______________________________________________________________  4141                0   2.f
   g. 4146 FDIC deposit insurance assessments ___________________________________________________  4146                0   2.g
   h. 4464 I/C Mangement Fee-Eq Based ___________________________________________________________  4464           76,371   2.h
   I. 4467 Other Expenses _______________________________________________________________________  4467           55,498   2.I
   j. 4468 ______________________________________________________________________________________  4468                0   2.j
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
            TEXT
a. (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative Instruments and Hedging Activities"    6373         0   3.a.1
       (2) Applicable income tax effect_______________________________________  4486                0                      3.a.2
b. (1) 4487 Early Extinguishment of Debt________________________________________________________________  4487   (27,422)  3.b.1
       (2) Applicable income tax effect_______________________________________  4488           (9,598)                     3.b.2
c. (1) 4489_____________________________________________________________________________________________  4489         0   3.c.1
       (2) Applicable income tax effect_______________________________________  4491                0                      3.c.2



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RI-8

FDIC Certificate Number - 00867                             10

Schedule RI-E--Continued

                                                                                                         Year-to-Date
                                                                                                  _______________________
                                                                       Dollar Amounts in Thousands RIAD Bil | Mil | Thou
_________________________________________________________________________________________________________________________
4. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND
   CHANGES IN ACCOUNTING PRINCIPLES
   (from Schedule RI-A, item 2) (itemize and describe all restatements):
           TEXT
   a. B526 ______________________________________________________________________________________  B526                0   4.a
   b. B527 ______________________________________________________________________________________  B527                0   4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
           TEXT
   a. 4498 ______________________________________________________________________________________  4498                0   5.a
   b. 4499 ______________________________________________________________________________________  4499                0   5.b
6. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B,
   PART II, ITEM 5) (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
           TEXT
   a. 5523 Write-downs arising from transfers of loans in the held-for-sale account _____________  5523                0   6.a
   b. 4522 Reduction due to sale and securitization _____________________________________________  4522          (10,210)  6.b
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): RIAD
                                         ____________
   X = NO COMMENT - Y = COMMENT           4769    X
   Other explanations (please type or print clearly):
           TEXT ( 70 CHARACTERS PER LINE )
     4769________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________
         ________________________________________________________________________________________

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-1
ATLANTA
_________________________________________
City                                                        11
GA                            30302
_________________________________________
State                         Zip Code

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                       Dollar Amounts in Thousands RCFD Bil | Mil | Thou
_________________________________________________________________________________________________________________________
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1) ____________________________________ 0081        4,029,295   1.a
    b. Interest-bearing balances (2) _____________________________________________________________ 0071          108,872   1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ________________________________ 1754                0   2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ______________________________ 1773       15,927,784   2.b
 3. Federal funds sold and securities purchased under agreements to resell _______________________ 1350        2,428,869   3
 4. Loans and lease financing receivables (from Schedule RC-C):
    A. LOANS AND LEASES HELD FOR SALE ____________________________________________________________ 5369        3,126,942   4.a
    B. LOANS AND LEASES, NET OF UNEARNED INCOME ________________________________ B528  68,709,512                          4.b
    c. LESS: Allowance for loan and lease losses _______________________________ 3123     848,294                          4.c
    D. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE (ITEM 4.B MINUS 4.C) _______________ B529       67,861,218   4.d
 5. Trading assets (from Schedule RC-D) __________________________________________________________ 3545          484,294   5
 6. Premises and fixed assets (including capitalized leases) _____________________________________ 2145        1,298,098   6
 7. Other real estate owned (from Schedule RC-M) _________________________________________________ 2150           31,250   7
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) _____ 2130                0   8
 9. Customers' liability to this bank on acceptances outstanding _________________________________ 2155           89,475   9
10. Intangible assets ____________________________________________________________________________
   A. GOODWILL ___________________________________________________________________________________ 3163          241,499   10.a
   B. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)________________________________________________ 0426          379,965   10.b
11. Other assets (from Schedule RC-F) ____________________________________________________________ 2160        2,086,020   11
12. Total assets (sum of items 1 through 11) _____________________________________________________ 2170       98,093,581   12

___________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-2

FDIC Certificate Number - 00867                             12

SCHEDULE RC--CONTINUED

                                                                       Dollar Amounts in Thousands      Bil | Mil | Thou
_________________________________________________________________________________________________________________________
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                   RCON
       part I) ___________________________________________________________________________________ 2200       60,291,519   13.a
       (1) Noninterest-bearing (1) ____________________________________________ 6631    8,743,385                          13.a.1
       (2) Interest-bearing ___________________________________________________ 6636   51,548,134                          13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                               RCFN
       (from Schedule RC-E, part II) _____________________________________________________________ 2200        3,658,760   13.b
       (1) Noninterest-bearing ________________________________________________ 6631            0                          13.b.1
       (2) Interest-bearing ___________________________________________________ 6636    3,658,760  RCFD                    13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase ___________________ 2800       12,161,227   14
15. Trading liabilities (from Schedule RC-D) ______________________________________________________3548                0   15
16. OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
    UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M): ______________________________________________ 3190        9,411,416   16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding _____________________________________ 2920           89,475   18
19. Subordinated notes and debentures(2) _________________________________________________________ 3200        1,493,103   19
20. Other liabilities (from Schedule RC-G) _______________________________________________________ 2930        2,403,914   20
21. Total liabilities (sum of items 13 through 20) _______________________________________________ 2948       89,509,414   21
22. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES _______________________________________________ 3000          166,493   22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ________________________________________________ 3838                0   23
24. Common stock _________________________________________________________________________________ 3230           21,600   24
25. Surplus (exclude all surplus related to preferred stock) _____________________________________ 3839        2,516,538   25
26. a. Retained earnings _________________________________________________________________________ 3632        4,919,946   26.a
    B. ACCUMULATED OTHER COMPREHENSIVE INCOME (3) ________________________________________________ B530          959,590   26.b
27. OTHER EQUITY CAPITAL COMPONENTS (4) __________________________________________________________ A130                0   27
28. Total equity capital (sum of items 23 through 27) ____________________________________________ 3210        8,417,674   28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) _______ 3300       98,093,581   29

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the statement below that best describes the
   most comprehensive level of auditing work performed for the bank by independent external        RCFD         NUMBER
   auditors as of any date during 2000 ___________________________________________________________ 6724              N/A   M.1

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank conducted
    with generally accepted auditing standards by a certified        in accordance with generally accepted auditing
    public accounting firm which submits a report on the bank        standards by a certified public accounting firm
2 = Independent audit of the bank's parent holding company           (may be required by state chartering authority)
    conducted in accordance with generally accepted auditing     5 = Directors' examination of the bank performed by
    standards by a certified public accounting firm which            other external auditors (may be required by state
    submits a report on the consolidated holding company (but        chartering authority)
    not on the bank separately)                                  6 = Review of the bank's financial statements by
3 = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE                external auditors
    EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER FINANCIAL  7 = Compilation of the bank's financial statements by
    REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM                  external auditors
                                                                 8 = Other audit procedures (excluding tax
                                                                     preparation work)
                                                                 9 = No external audit work

________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-3

FDIC Certificate Number - 00867                             13

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.
                                                                                _____________________________________________
                                                                                         (Column A)            (Column B)
                                                                                        Consolidated            Domestic
                                                     Dollar Amounts in Thousands            Bank                Offices
_____________________________________________________________________________________________________________________________
                                                                                 RCFD Bil | Mil | Thou RCON Bil | Mil | Thou
1. Cash items in process of collection, unposted debits, and currency and
   coin ________________________________________________________________________ 0022        3,892,957                        1
   a. Cash items in process of collection and unposted debits __________________                       0020        3,235,466  1.a
   b. Currency and coin ________________________________________________________                       0080          657,491  1.b
2. Balance due from depository institutions in the U.S. ________________________                       0082           94,245  2
   a. U.S. branches and agencies of foreign banks (including their IBFs) _______ 0083                0                        2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs) _______________________________________ 0085           94,245                        2.b
3. Balances due from banks in foreign countries and foreign central banks ______                       0070            9,510  3
   a. Foreign branches of other U.S. banks _____________________________________ 0073                0                        3.a
   b. Other banks in foreign countries and foreign central banks _______________ 0074           60,445                        3.b
4. Balances due from Federal Reserve Banks _____________________________________ 0090           90,520 0090           90,520  4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) ______________________________________ 0010        4,138,167 0010        4,087,232  5

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.
                                   _________________________________________________________________________________________
                                                  Held-to-maturity                             Available-for-sale
                                   _________________________________________________________________________________________
                                            (Column A)            (Column B)            (Column C)            (Column D)
                                          Amortized Cost          Fair Value          Amortized Cost          Fair Value
                                   _________________________________________________________________________________________
        Dollar Amounts in Thousands RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou
____________________________________________________________________________________________________________________________
1. U.S. Treasury securities _______ 0211                0 0213                0 1286          273,327 1287          281,334   1
2. U.S. Government agency
   obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies (1) ________________ 1289                0 1290                0 1291                0 1293                0   2.a
   b. Issued by U.S. Government-
      sponsored agencies (2) ______ 1294                0 1295                0 1297        1,905,363 1298        2,001,213   2.b
3. SECURITIES ISSUED BY STATES AND
   POLITICAL SUBDIVISIONS IN THE
   U.S. ___________________________ 8496                0 8497                0 8498          451,760 8499          461,050   3

________
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and
    Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
    System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
    Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-4

FDIC Certificate Number - 00867                             14

SCHEDULE RC-B--CONTINUED

                                   _________________________________________________________________________________________
                                                  Held-to-maturity                             Available-for-sale
                                   _________________________________________________________________________________________
                                            (Column A)            (Column B)            (Column C)            (Column D)
        Dollar Amounts in Thousands       Amortized Cost          Fair Value          Amortized Cost          Fair Value
____________________________________________________________________________________________________________________________
                                    RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou
                                   _________________________________________________________________________________________
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ______ 1698                0 1699                0 1701          306,857 1702          311,863   4.a.1
      (2) Issued by FNMA and
          FHLMC ___________________ 1703                0 1705                0 1706        2,064,851 1707        2,116,069   4.a.2
      (3) Other pass-through
          securities ______________ 1709                0 1710                0 1711        1,330,902 1713        1,328,922   4.a.3
   b. Other mortgage-backed
      securities (include
      CMOs, REMICs and stripped
      MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA ____ 1714                0 1715                0 1716        5,046,084 1717        5,156,417   4.b.1
      (2) Collateralized by MBS
          issued or guaranteed by
          FNMA, FHLMC, or GNMA ____ 1718                0 1719                0 1731                0 1732                0   4.b.2
      (3) All other mortgage-
          backed securities _______ 1733                0 1734                0 1735           32,794 1736           33,132   4.b.3
5. ASSET-BACKED SECURITIES (ABS):
   A. CREDIT CARD RECEIVABLES _____ B838                0 B839                0 B840          647,621 B841          678,613   5.a
   B. HOME EQUITY LINES ___________ B842                0 B843                0 B844          992,778 B845        1,013,678   5.b
   C. AUTOMOBILE LOANS ____________ B846                0 B847                0 B848           64,403 B849           65,320   5.c
   D. OTHER CONSUMER LOANS ________ B850                0 B851                0 B852           38,851 B853           39,105   5.d
   E. COMMERCIAL AND INDUSTRIAL
      LOANS _______________________ B854                0 B855                0 B856           35,465 B857           35,465   5.e
   F. OTHER _______________________ B858                0 B859                0 B860                0 B861                0   5.f
6. Other debt securities:
   a. Other domestic debt
      securities __________________ 1737                0 1738                0 1739        1,161,476 1741        1,207,085   6.a
   b. Foreign debt securities _____ 1742                0 1743                0 1744            3,300 1746            3,300   6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair
   values (1) _____________________                                             A510           53,340 A511        1,195,218   7
8. Total (sum of items 1 through 7)
   (total of Column A must equal
   Schedule RC item 2.a) (total of
   column D must equal Schedule
   RC, item 2.b) __________________ 1754                0 1771                0 1772       14,409,172 1773       15,927,784   8

________
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-5

FDIC Certificate Number - 00867                             15

SCHEDULE RC-B--CONTINUED

MEMORANDA                                                            Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
________________________________________________________________________________________________________________________
1. Pledged securities (1) _______________________________________________________________________ 0416       12,989,991   M.1
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
      (1) Three months or less __________________________________________________________________ A549           83,882   M.2.a.1
      (2) Over three months through 12 months ___________________________________________________ A550          351,196   M.2.a.2
      (3) Over one year through three years _____________________________________________________ A551          791,762   M.2.a.3
      (4) Over three years through five years ___________________________________________________ A552        2,888,437   M.2.a.4
      (5) Over five years through 15 years ______________________________________________________ A553          775,074   M.2.a.5
      (6) Over 15 years _________________________________________________________________________ A554          895,870   M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
      (1) Three months or less __________________________________________________________________ A555        1,924,563   M.2.b.1
      (2) Over three months through 12 months ___________________________________________________ A556          263,880   M.2.b.2
      (3) Over one year through three years _____________________________________________________ A557          222,387   M.2.b.3
      (4) Over three years through five years ___________________________________________________ A558          125,486   M.2.b.4
      (5) Over five years through 15 years ______________________________________________________ A559          858,743   M.2.b.5
      (6) Over 15 years _________________________________________________________________________ A560          361,737   M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less ___________________________________________________________________ A561        3,913,443   M.2.c.1
      (2) Over three years ______________________________________________________________________ A562        1,276,106   M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one
      year or less (included in Memorandum items 2.a through 2.c above) _________________________ A248          412,999   M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer) _________________________________________________________________________ 1778                0   M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost ____________________________________________________________________________ 8782              844   M.4.a
   b. Fair value ________________________________________________________________________________ 8783              871   M.4.b

________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in
    Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-6

FDIC Certificate Number - 00867                             16

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income.
REPORT LOANS AND LEASES NET OF ANY APPLICABLE ALLOCATED TRANSFER RISK RESERVE. Exclude assets held for trading and commercial paper.

                                                                         __________________________________________________
                                                                               (Column A)           (Column B)
                                                                              Consolidated           Domestic
                                                                                  Bank                Offices
                                                                          _____________________________________________
                                               Dollar Amounts in Thousands RCFD Bil | Mil | Thou RCON Bil | Mil | Thou
______________________________________________________________________________________________________________________
 1. Loans secured by real estate _________________________________________ 1410       32,115,095                        1
    A. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS ______________                       1415        3,773,055  1.a
    b. Secured by farmland (including farm residential and other
       improvements) _____________________________________________________                       1420          208,987  1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines of
           credit ________________________________________________________                       1797        2,345,674  1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens ____________________________________                       5367       16,357,963  1.c.2.a
           (b) Secured by junior liens ___________________________________                       5368        1,877,349  1.c.2.b
    d. Secured by multifamily (5 or more) residential properties _________                       1460          469,948  1.d
    e. Secured by nonfarm nonresidential properties ______________________                       1480        7,082,119  1.e
 2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:
    a. To commercial banks in the U.S. ___________________________________                       B531           95,193  2.a
       (1) To U.S. branches and agencies of foreign banks ________________ B532            2,217                        2.a.1
       (2) To other commercial banks in the U.S. _________________________ B533           92,976                        2.a.2
    b. To other depository institutions in the U.S. ______________________ B534              499 B534              499  2.b
    c. To banks in foreign countries _____________________________________                       B535           28,533  2.c
       (1) To foreign branches of other U.S. banks _______________________ B536            2,697                        2.c.1
       (2) To other banks in foreign countries ___________________________ B537           25,836                        2.c.2
 3. Loans to finance agricultural production and other loans to farmers __ 1590          117,482 1590          117,482  3
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) _____________________________________ 1763       23,157,152 1763       23,157,152  4.a
    b. To non-U.S. addressees (domicile) _________________________________ 1764          244,311 1764          244,311  4.b
 5. Not applicable.
 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    A. CREDIT CARDS ______________________________________________________ B538                0 B538                0  6.a
    B. OTHER REVOLVING CREDIT PLANS ______________________________________ B539           87,173 B539           87,173  6.b
    c. Other consumer loans (includes single payment, installment, and
       and all student loans _____________________________________________ 2011       10,487,427 2011       10,487,427  6.c
 7. Loans to foreign government and official institutions (including
    foreign central banks) _______________________________________________ 2081           17,679 2081           17,679  7
 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. _____________________________________________ 2107        1,096,091 2107        1,096,091  8
 9. Other loans __________________________________________________________ 1563        1,758,726                        9
    a. Loans for purchasing or carrying securities (secured and unsecured)                       1545          849,280  9.a
    b. All other loans (exclude consumer loans) __________________________                       1564          909,446  9.b
10. Lease financing receivables (net of unearned income) _________________                       2165        2,631,093  10
    a. Of U.S. addressees (domicile) _____________________________________ 2182        2,631,093                        10.a
    b. Of non-U.S. addressees (domicile) _________________________________ 2183                0                        10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above ______ 2123                0 2123                0  11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a and 4.b) _______________________________________ 2122       71,836,454 2122       71,836,454  12



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-7

FDIC Certificate Number - 00867                             17

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

Memoranda                                                              Dollar Amounts in Thousands RCFD Bil | Mil | Thou
_________________________________________________________________________________________________________________________
1. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS
   (INCLUDED IN SCHEDULE RC-C, PART I, AND NOT REPORTED AS PAST DUE OR
   NONACCRUAL IN SCHEDULE RC-N, MEMORANDUM ITEM 1) (EXCLUDE LOANS SECURED
   BY 1-4 FAMILY RESIDENTIAL PROPERTIES AND LOANS TO INDIVIDUALS FOR
   HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES) ___________________________________________ 1616               4  M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or next repricing date of: (1, 2)                                  RCON
      (1) Three months or less ___________________________________________________________________ A564       1,329,371  M.2.a.1
      (2) Over three months through 12 months ____________________________________________________ A565       2,339,105  M.2.a.2
      (3) Over one year through three years ______________________________________________________ A566       3,410,017  M.2.a.3
      (4) Over three years through five years ____________________________________________________ A567       3,269,584  M.2.a.4
      (5) Over five years through 15 years _______________________________________________________ A568       2,435,942  M.2.a.5
      (6) Over 15 years __________________________________________________________________________ A569       3,494,716  M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with a
      remaining maturity or next repricing date of: (1,3)                                          RCFD
      (1) Three months or less ___________________________________________________________________ A570      28,614,930  M.2.b.1
      (2) Over three months through 12 months ____________________________________________________ A571       3,111,706  M.2.b.2
      (3) Over one year through three years ______________________________________________________ A572       5,700,388  M.2.b.3
      (4) Over three years through five years ____________________________________________________ A573       9,293,387  M.2.b.4
      (5) Over five years through 15 years _______________________________________________________ A574       5,214,092  M.2.b.5
      (6) Over 15 years __________________________________________________________________________ A575       3,216,171  M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status) _______ A247      14,308,910  M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RC-C, part I, items 4 and 9, column A (4) ________________________________ 2746       1,645,333  M.3
4. Adjustable rate closed-end loans secured by first liens on
   1-4 family residential properties in domestic offices                                           RCON
   (included in Schedule RC-C, part I, item 1.c.(2)(a), column B) ________________________________ 5370      14,218,959  M.4
5. LOANS SECURED BY REAL ESTATE TO NON-U.S. ADDRESSES (DOMICILE) (INCLUDED IN                      RCFD
   SCHEDULE RC-C, PART I, ITEM 1, COLUMN A) ______________________________________________________ B837          29,430  M.5

________
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on
    1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from
    Schedule RC-C, part I, item 1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule
    RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items
    1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-7a

FDIC Certificate Number - 00867                             17A

SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF
CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in
   Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule
   RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less (If your bank has no loans
   outstanding in BOTH of these two loan categories,                                                         RCON YES / NO
   place an "X" in the box marked "NO.") ___________________________________________________________________ 6999    NO    1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following
   Schedule RC-C, part I, loan categories:
   a. "Loans secured by nonfarm nonresidential properties" in domestic offices                         Number
      reported in Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e, column B,         RCON   of Loans
      divided by the number of loans should NOT exceed $100,000.) ____________________________ 5562        N/A             2.a
   b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,
      column B, divided by the number of loans should NOT exceed $100,000.) __________________ 5563        N/A             2.b

                                                                                          (Column A)         (Column B)
                                                                                            Number             Amount
                                                                                           of Loans           Currently
                                                        Dollar Amounts in Thousands                         Outstanding
__________________________________________________________________________________________________________________________
3. Number and amount currently outstanding of "Loans secured by nonfarm             RCON            RCON Bil | Mil | Thou
   nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less ___________________________________ 5564      6,270 5565          254,262  3.a
   b. With original amounts of more than $100,000 through $250,000 ________________ 5566      5,148 5567          696,677  3.b
   c. With original amounts of more than $250,000 through $1,000,000 ______________ 5568      5,591 5569        2,290,264  3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to
   U.S addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule
   RC-C, part I, item 4.a, column B):
   a. With original amounts of $ 100,000 or less __________________________________ 5570     36,706 5571          744,250  4.a
   b. With original amounts of more than $100,000 through $250,000 ________________ 5572      4,864 5573          530,987  4.b
   c. With original amounts of more than $250,000 through $1,000,000 ______________ 5574      4,136 5575        1,299,274  4.c



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-7b

FDIC Certificate Number - 00867                             17B

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less
   (If your bank has no loans outstanding in BOTH of these two loan categories,                              RCON   YES / NO
   place an "X" in the box marked "NO.") __________________________________________________________________  6860      NO    5

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.
6. Report the total number of loans currently outstanding for each of the following             Number of
   Schedule RC-C, part I, loan categories:                                                        Loans
   a. "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C,
      part I, item 1.b, column B (Note: Item 1.b, column B, divided by the number        RCON
      of loans should NOT exceed $100,000.) ____________________________________________ 5576      N/A                       6.a
   b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
      (Note: Item 3, column B, divided by the number of loans
      should NOT exceed $100,000.) _____________________________________________________ 5577      N/A                       6.b

                                                                                            (Column A)       (Column B)
                                                                                               Number          Amount
                                                                                             of Loans         Currently
                                                              Dollar Amounts in Thousands                    Outstanding
____________________________________________________________________________________________________________________________
7. Number and amount currently outstanding of "Loans secured by farmland (including       RCON        RCON Bil | Mil | Thou
   farm residential and other improvements)" in domestic offices reported in Schedule
   RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less _________________________________________ 5578    395 5579           13,994  7.a
   b. With original amounts of more than $100,000 through $250,000 ______________________ 5580    211 5581           27,796  7.b
   c. With original amounts of more than $250,000 through $500,000 ______________________ 5582    124 5583           36,812  7.c
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule
   RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3 column B):
   a. With original amounts of $100,000 or less _________________________________________ 5584    878 5585           15,633  8.a
   b. With original amounts of more than $100,000 through $250,000 ______________________ 5586    117 5587           12,916  8.b
   c. With original amounts of more than $250,000 through $500,000 ______________________ 5588     77 5589           11,105  8.c

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-8

FDIC Certificate Number - 00867                             18

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7)
OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                                                   Dollar Amounts in Thousands RCON Bil | Mil | Thou
_____________________________________________________________________________________________________________________
ASSETS
 1. U.S. Treasury securities in domestic offices _____________________________________________ 3531                0   1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities) _______________________________________________________________________ 3532                0   2
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ___ 3533            9,255   3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA __________________ 3534                0   4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS) ______________________________________________ 3535                0   4.b
    c. All other mortgage-backed securities __________________________________________________ 3536                0   4.c
 5. Other debt securities in domestic offices ________________________________________________ 3537                0   5
 6. - 8. Not applicable
 9. Other trading assets in domestic offices _________________________________________________ 3541          475,039   9
                                                                                               RCFN
10. Trading assets in foreign offices ________________________________________________________ 3542                0   10
11. Revaluation gains on interest rate, foreign exchange rate,
    and other commodity and equity contracts:                                                  RCON
    a. In domestic offices ___________________________________________________________________ 3543                0   11.a
                                                                                               RCFN
    b. In foreign offices ____________________________________________________________________ 3543                0   11.b
                                                                                               RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ________ 3545          484,294   12

LIABILITIES                                                                                    RCFD Bil | Mil | Thou
                                                                                               ______________________
13. Liability for short positions ____________________________________________________________ 3546                0   13
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts ________________________________________________________________________________ 3547                0   14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15) _____ 3548                0   15

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-9

FDIC Certificate Number - 00867                             19

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                       Nontransaction
                                                                    Transaction Accounts                  Accounts
                                                     __________________________________________________________________
                                                              (Column A)          (Column B)             (Column C)
                                                                Total             MEMO: TOTAL              Total
                                                             transaction            DEMAND             nontransaction
                                                              accounts             DEPOSITS               accounts
                                                          (including total       (INCLUDED IN            (including
                                                          demand deposits)         COLUMN A)                MMDAs)
                                                     __________________________________________________________________
                         Dollar Amounts in Thousands RCON Bil | Mil | Thou RCON Bil | Mil | Thou RCON Bil | Mil | Thou
_______________________________________________________________________________________________________________________
DEPOSITS OF:
1. Individuals, partnerships and corporations
   (INCLUDE ALL CERTIFIED AND OFFICIAL CHECKS) _____ B549        8,485,908                       B550        49,633,796  1
2. U.S. Government _________________________________ 2202            6,279                       2520                 0  2
3. States and political subdivisions in the U.S. ___ 2203        1,060,870                       2530           447,540  3
4. COMMERCIAL BANKS AND OTHER DEPOSITORY
   INSTITUTIONS IN THE U.S. ________________________ B551          575,672                       B552                 0  4
5. Banks in foreign countries ______________________ 2213           81,454                       2236                 0  5
6. Foreign governments, and official institutions
   (including foreign central banks) _______________ 2216                0                       2377                 0  6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a) ______________________________________ 2215       10,210,183 2210        8,743,385 2385        50,081,336  7

MEMORANDA                                                            Dollar Amounts in Thousands RCON Bil | Mil | Thou
________________________________________________________________________________________________________________________
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ______________________ 6835        2,154,344   M.1.a
   b. Total brokered deposits __________________________________________________________________ 2365        2,720,000   M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000 ________________________________________ 2343                0   M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less ____________ 2344                0   M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above) _____________ A243                0   M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above) _________________ A244          375,000   M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY) ___________________________________________ 5590              N/A   M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs) ________________________________________________ 6810       28,644,966   M.2.a.1
      (2) Other savings deposits (excludes MMDAs) ______________________________________________ 0352        6,024,107   M.2.a.2
   b. Total time deposits of less than $100,000 ________________________________________________ 6648        8,917,202   M.2.b
   c. Total time deposits of $100,000 or more __________________________________________________ 2604        6,495,061   M.2.c



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-10

FDIC Certificate Number - 00867                             20

SCHEDULE RC-E--CONTINUED

Part I. Continued

Memoranda (continued)                                                Dollar Amounts in Thousands RCON Bil | Mil | Thou
_______________________________________________________________________________________________________________________
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
      (1) Three months or less _________________________________________________________________ A579          558,224   M.3.a.1
      (2) Over three months through 12 months __________________________________________________ A580        5,929,692   M.3.a.2
      (3) Over one year through three years ____________________________________________________ A581        2,095,473   M.3.a.3
      (4) Over three years _____________________________________________________________________ A582          333,813   M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3) ______ A241        6,364,158   M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
      (1) Three months or less _________________________________________________________________ A584          340,153   M.4.a.1
      (2) Over three months through 12 months __________________________________________________ A585        3,037,362   M.4.a.2
      (3) Over one year through three years ____________________________________________________ A586        3,005,219   M.4.a.3
      (4) Over three years _____________________________________________________________________ A587          112,327   M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY
      of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3) ______ A242        3,247,549   M.4.b

_____
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                     Dollar Amounts in Thousands RCFN Bil | Mil | Thou
_______________________________________________________________________________________________________________________
Deposits of:
1. INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS (INCLUDE ALL CERTIFIED AND OFFICIAL CHECKS) _____ B553        3,437,707   1
2. U.S. BANKS (INCLUDING IBFS AND FOREIGN BRANCHES OF U.S. BANKS) AND OTHER U.S.
   DEPOSITORY INSTITUTIONS _____________________________________________________________________ B554                0   2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) _ 2625          221,053   3
4. Foreign governments and official institutions (including foreign central banks) _____________ 2650                0   4
5. U.S. GOVERNMENT AND STATES AND POLITICAL SUBDIVISIONS IN THE U.S. ___________________________ B555                0   5
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b) _______________________ 2200        3,658,760   6

MEMORANDUM                                                           Dollar Amounts in Thousands RCFN Bil | Mil | Thou
_______________________________________________________________________________________________________________________
1. Time deposits with a remaining maturity of one year or less
   (included in Part II, item 6 above) _________________________________________________________ A245        3,658,760   M.1

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-11

FDIC Certificate Number - 00867                             21

SCHEDULE RC-F--OTHER ASSETS

                                                                     Dollar Amounts in Thousands RCFD Bil | Mil | Thou
_______________________________________________________________________________________________________________________
1. ACCRUED INTEREST RECEIVABLE (1) _____________________________________________________________ B556          527,686   1
2. Net deferred tax assets (2) _________________________________________________________________ 2148                0   2
3. Interest-only strips receivable (not in the form of a security) (3) on:
   a. Mortgage loans ___________________________________________________________________________ A519                0   3.a
   b. Other financial assets ___________________________________________________________________ A520                0   3.b
4. EQUITY SECURITIES THAT DO NOT HAVE READILY DETERMINABLE FAIR VALUES (4) _____________________ 1752          490,830   4
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item) ______ 2168        1,067,504   5
           TEXT
   a. 2166 Prepaid expenses                                                    2166            0                         5.a
   b. C009 Cash surrender value of life insurance                              C009            0                         5.b
   c. 1578 Repossessed personal property (including vehicles)                  1578            0                         5.c
   d. C010 Deriviatives with a positive fair value held for purposes
           other than trading                                                  C010            0                         5.d
   e. 3549 Other Assets                                                        3549      330,798                         5.e
   f. 3550                                                                     3550            0                         5.f
   g. 3551                                                                     3551            0                         5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11) __________________________ 2160        2,086,020   6

SCHEDULE RC-G--OTHER LIABILITIES

                                                                     Dollar Amounts in Thousands RCON Bil | Mil | Thou
_______________________________________________________________________________________________________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(5) ___________________________ 3645          123,183   1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes                           RCFD
      payable) _________________________________________________________________________________ 3646          320,804   1.b
2. Net deferred tax liabilities (2) ____________________________________________________________ 3049          719,213   2
3. ALLOWANCE FOR CREDIT LOSSES ON OFF-BALANCE SHEET CREDIT EXPOSURES ___________________________ B557                0   3
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item) ______ 2938        1,240,714   4
           TEXT
   a. 3066 Accounts payable                                                    3066     670,145                          4.a
   b. C011 Deferred compensation liabilities                                   C011           0                          4.b
   c. 2932 Dividends declared but not yet payable                              2932           0                          4.c
   d. C012 Derivatives with a negative fair value held for purposes
           other than trading                                                  C012           0                          4.d
   e. 3552                                                                     3552           0                          4.e
   f. 3553                                                                     3553           0                          4.f
   g. 3554                                                                     3554           0                          4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) __________________________ 2930        2,403,914   5

________
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
(5) For savings banks, includes "dividends" accrued and unpaid on deposits.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-12

FDIC Certificate Number - 00867                             22

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                         Domestic
                                                                                                          Offices
                                                                                                _______________________
                                                                     Dollar Amounts in Thousands RCON Bil | Mil | Thou
_______________________________________________________________________________________________________________________
 1. Customers' liability to this bank on acceptances outstanding _______________________________ 2155           89,475   1
 2. Bank's liability on acceptances executed and outstanding ___________________________________ 2920           89,475   2
 3. Federal funds sold and securities purchased under agreements to resell _____________________ 1350        2,428,869   3
 4. Federal funds purchased and securities sold under agreements to repurchase _________________ 2800       12,161,227   4
 5. Other borrowed money _______________________________________________________________________ 3190        9,411,416   5
    EITHER
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ________________ 2163              N/A   6
    OR
 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs __________________ 2941        3,610,482   7
 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
    and IBFs) __________________________________________________________________________________ 2192       98,042,596   8
 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs) __________________________________________________________________________________ 3129       85,847,947   9

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY
AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                           RCON Bil | Mil | Thou
                                                                                                 ______________________
10. U.S. Treasury securities ___________________________________________________________________ 1039          273,327   10
11. U.S. Government agency obligations (exclude mortgage-backed securities) ____________________ 1041        1,905,363   11
12. Securities issued by states and political subdivisions in the U.S. _________________________ 1042          451,760   12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ________________________________________ 1043        2,371,708   13.a.1
       (2) Other pass-through securities _______________________________________________________ 1044        1,330,902   13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ________________________________________ 1209        5,046,084   13.b.1
       (2) All other mortgage-backed securities ________________________________________________ 1280           32,794   13.b.2
14. Other domestic debt securities (include domestic asset-backed securities) __________________ 1281        2,940,594   14
15. Foreign debt securities (include foreign asset-backed securities) __________________________ 1282            3,300   15
16. Investments in mutual funds and other equity securities with readily determinable
    fair values ________________________________________________________________________________ A510           53,340   16
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    secutities (sum of items 10 through 16) ____________________________________________________ 1374       14,409,172   17
18. Equity securities that do not have readily determinable fair values ________________________ 1752          490,830   18

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                     Dollar Amounts in Thousands RCFN Bil | Mil | Thou
_______________________________________________________________________________________________________________________
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) _______________ 2133               32   1
2. Total IBF liabilities (component of Schedule RC, item 21) ___________________________________ 2898           73,159   2

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-13

FDIC Certificate Number - 00867                             23

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                                   Dollar Amounts in Thousands RCFD Bil | Mil | Thou
____________________________________________________________________________________________________________________
ASSETS
 1. Interest-bearing balances due from depository institutions _______________________________ 3381           93,939   1
 2. U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (2)
    (EXCLUDING MORTGAGE-BACKED SECURITIES) ___________________________________________________ B558        2,474,495   2
 3. MORTGAGE-BACKED SECURITIES (2) ___________________________________________________________ B559        9,276,261   3
 4. ALL OTHER SECURITIES (2, 3)(INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL
    SUBDIVISIONS IN THE U.S.) ________________________________________________________________ B560        3,832,411   4
 5. Federal funds sold and securities purchased under agreements to resell ___________________ 3365        2,652,279   5
 6. Loans:
    a. Loans in domestic offices:                                                              RCON
       (1) Total loans _______________________________________________________________________ 3360       69,807,081   6.a.1
       (2) Loans secured by real estate ______________________________________________________ 3385       32,447,333   6.a.2
       (3) Loans to finance agricultural production and other loans to farmers _______________ 3386          134,250   6.a.3
       (4) Commercial and industrial loans ___________________________________________________ 3387       24,973,904   6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures:
           (A) CREDIT CARDS __________________________________________________________________ B561                0   6.a.5.a
           (B) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND REVOLVING
               CREDIT PLANS OTHER THAN CREDIT CARDS) _________________________________________ B562       10,274,104   6.a.5.b
                                                                                               RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs _____________ 3360                0   6.b
                                                                                               RCFD
 7. Trading assets ___________________________________________________________________________ 3401          493,387   7
 8. Lease financing receivables (net of unearned income) _____________________________________ 3484        2,603,088   8
 9. Total assets(4) __________________________________________________________________________ 3368       97,762,238   9
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,             RCON
    and telephone and preauthorized transfer accounts) (exclude demand deposits) _____________ 3485        1,410,164   10
11. Nontransaction accounts in domestic offices:
    A. SAVINGS DEPOSITS (INCLUDES MMDAS) _____________________________________________________ B563       31,509,234   11.a
    b. Time deposits of $100,000 or more _____________________________________________________ A514        6,173,221   11.b
    c. Time deposits of less than $100,000 ___________________________________________________ A529        9,097,848   11.c
                                                                                               RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs __ 3404        5,829,788   12
                                                                                               RCFD
13. Federal funds purchased and securities sold under agreements to repurchase _______________ 3353       13,258,264   13
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases) ________________ 3355        8,871,563   14

________
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of
    WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-14

FDIC Certificate Number - 00867                             24

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                          Dollar Amounts in Thousands RCFD Bil | Mil | Thou
___________________________________________________________________________________________________________________________
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines _____________________________________________________________________  3814        3,513,012   1.a
    b. Credit card lines ___________________________________________________________________________  3815                0   1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate ________________________________________  3816        1,971,941   1.c.1
       (2) Commitments to fund loans not secured by real estate ____________________________________  6550          765,186   1.c.2
    d. Securities underwriting _____________________________________________________________________  3817                0   1.d
    e. Other unused commitments ____________________________________________________________________  3818       41,067,849   1.e
 2. Financial standby letters of credit and foreign office guarantees ______________________________  3819        7,173,043   2
    a. Amount of financial standby letters of credit conveyed to others ___________ 3820     721,736                          2.a
 3. Performance standby letters of credit and foreign office guarantees ____________________________  3821          515,453   3.
    a. Amount of performance standby letters of credit conveyed to others _________ 3822       7,583                          3.a
 4. Commercial and similar letters of credit _______________________________________________________  3411          132,431   4
 5. To be completed by banks with $100 million or more in total assets:
    Participations in acceptances (as described in the instructions) conveyed
    to others by the reporting bank ________________________________________________________________  3428            1,357   5
 6. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank) ________________________________________________  3433          102,586   6
 7. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor _____________________________  A534                0   7.a
    b. Credit derivatives on which the reporting bank is the beneficiary ___________________________  A535           20,000   7.b
 8. Spot foreign exchange contracts ________________________________________________________________  8765          441,056   8
 9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital") _______________________________________________________________  3430                0   9
            TEXT
    a. 3432 Securities borrowed                                                     3432           0                          9.a
    b. 3434 Commitments to purchase when-issued securities                          3434           0                          9.b
    c. 3555                                                                         3555           0                          9.c
    d. 3556                                                                         3556           0                          9.d
    e. 3557                                                                         3557           0                          9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe
    each component of this item over 25% Schedule RC item 28., "Total equity capital") _____________  5591                0   10
            TEXT
    a. 3435 Commitments to sell when-issued securities                              3435           0                          10.a
    b. 5592                                                                         5592           0                          10.b
    c. 5593                                                                         5593           0                          10.c
    d. 5594                                                                         5594           0                          10.d
    e. 5595                                                                         5595           0                          10.e



SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-15

FDIC Certificate Number - 00867                             25

SCHEDULE RC-L--CONTINUED

                     Dollar Amounts in Thousands            (Column A)                 (Column B)
                                                             Interest                   Foreign
                 Derivatives Position Indicators               Rate                    Exchange
                                                             Contracts                 Contracts
________________________________________________________________________________________________________
11. Gross amounts (e.g., notional amounts) (for       Tril | Bil | Mil | Thou   Tril | Bil | Mil | Thou
    each column, sum of items 11.a through 11.e
    must equal sum of items 12 and 13):                       RCFD 8693                RCFD 8694
    a. Futures contracts ___________________________                5,850,000                         0   11.a
                                                              RCFD 8697                RCFD 8698
    b. Forward contracts ___________________________                4,415,329                 2,177,118   11.b
    c. Exchange-traded option contracts:                      RCFD 8701                RCFD 8702
       (1) Written options _________________________                        0                         0   11.c.1
                                                              RCFD 8705                RCFD 8706
       (2) Purchased options _______________________                        0                         0   11.c.2
    d. Over-the-counter option contracts:                     RCFD 8709                RCFD 8710
       (1) Written options _________________________                2,949,613                     1,393   11.d.1
                                                              RCFD 8713                RCFD 8714
       (2) Purchased options _______________________                2,864,881                     1,393   11.d.2
                                                              RCFD 3450                RCFD 3826
    e. Swaps _______________________________________               32,880,742                   189,511   11.e
12. Total gross notional amount of                            RCFD A126                RCFD A127
    derivative contracts held for trading __________                        0                         0   12
13. Total gross notional amount of
    derivative contracts held for                             RCFD 8725                RCFD 8726
    purposes other than trading ____________________               48,960,565                 2,369,415   13
    a. Interest rate swaps where the bank                     RCFD A589
       has agreed to pay a fixed rate ______________               18,635,485                             13.a
14. Gross fair values of derivative contracts:
    a. Contracts held for trading:                            RCFD 8733                RCFD 8734
       (1) Gross positive fair value _______________                        0                    48,167   14.a.1
                                                              RCFD 8737                RCFD 8738
       (2) Gross negative fair value _______________                        0                    37,115   14.a.2
    b. Contracts held for purposes other than
       trading:                                               RCFD 8741                RCFD 8742
       (1) Gross positive fair value _______________                  529,354                    12,744   14.b.1
                                                              RCFD 8745                RCFD 8746
       (2) Gross negative fair value _______________                  480,955                     8,595   14.b.2


                     Dollar Amounts in Thousands             (Column C)                (Column D)
                                                              Equity                   Commodity
                 Derivatives Position Indicators             Derivative                and Other
                                                             Contracts                 Contracts
________________________________________________________________________________________________________
11. Gross amounts (e.g., notional amounts) (for       Tril | Bil | Mil | Thou   Tril | Bil | Mil | Thou
    each column, sum of items 11.a through 11.e
    must equal sum of items 12 and 13):                       RCFD 8695                RCFD 8696
    a. Futures contracts __________________________                         0                         0   11.a
                                                              RCFD 8699                RCFD 8700
    b. Forward contracts ___________________________                        0                         0   11.b
    c. Exchange-traded option contracts:                      RCFD 8703                RCFD 8704
       (1) Written options _________________________                        0                         0   11.c.1
                                                              RCFD 8707                RCFD 8708
       (2) Purchased options _______________________                        0                         0   11.c.2
    d. Over-the-counter option contracts:                     RCFD 8711                RCFD 8712
       (1) Written options _________________________                  351,792                         0   11.d.1
                                                              RCFD 8715                RCFD 8716
       (2) Purchased options _______________________                  351,792                         0   11.d.2
                                                              RCFD 8719                RCFD 8720
    e. Swaps _______________________________________                        0                         0   11.e
12. Total gross notional amount of                            RCFD 8723                RCFD 8724
    derivative contracts held for trading __________                        0                         0   12
13. Total gross notional amount of
    derivative contracts held for                             RCFD 8727                RCFD 8728
    purposes other than trading ____________________                  703,584                         0   13
    a. Interest rate swaps where the bank
       has agreed to pay a fixed rate ______________                                                      13.a
14. Gross fair values of derivative contracts:
    a. Contracts held for trading:                            RCFD 8735                RCFD 8736
       (1) Gross positive fair value _______________                        0                         0   14.a.1
                                                              RCFD 8739                RCFD 8740
       (2) Gross negative fair value _______________                        0                         0   14.a.2
    b. Contracts held for purposes other than
       trading:                                               RCFD 8743                RCFD 8744
       (1) Gross positive fair value _______________                   65,515                         0   14.b.1
                                                              RCFD 8747                RCFD 8748
       (2) Gross negative fair value _______________                   65,515                         0   14.b.2

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-16

FDIC Certificate Number - 00867                             26

SCHEDULE RC-M--MEMORANDA


                                                                          Dollar Amounts in Thousands RCFD Bil | Mil | Thou
___________________________________________________________________________________________________________________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests ____________________________________________________  6164          891,302  1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions
      of credit to related interests) equals or exceeds the lesser of $500,000 or             NUMBER
      5 percent of total capital as defined for this purpose in agency regulations ___ 6165        9                        1.b
2. INTANGIBLE ASSETS OTHER THAN GOODWILL:
   a. Mortgage Servicing Assets ____________________________________________________________________  3164          360,470  2.a
      (1) Estimated fair value of mortgage servicing assets __________________________ A590  387,213                         2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets _________________________  B026                0  2.b
   c. All other identifiable intangible assets _____________________________________________________  5507           19,495  2.c
   D. TOTAL (SUM OF ITEMS 2.A, 2.B, AND 2.C) (MUST EQUAL SCHEDULE RC, ITEM 10.B) ___________________  0426          379,965  2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures ______________________________________  5372                0  3.a
   b. All other real estate owned:                                                                    RCON
      (1) CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND IN DOMESTIC OFFICES _______________________  5508              963  3.b.1
      (2) Farmland in domestic offices _____________________________________________________________  5509                0  3.b.2
      (3) 1-4 family residential properties in domestic offices ____________________________________  5510           18,002  3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices _______________________  5511              117  3.b.4
      (5) Nonfarm nonresidential properties in domestic offices ____________________________________  5512           12,168  3.b.5
                                                                                                      RCFN
      (6) In foreign offices _______________________________________________________________________  5513                0  3.b.6
                                                                                                      RCFD
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7) ____________________________  2150           31,250  3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures ______________________________________  5374                0  4.a
   b. All other investments in unconsolidated subsidiaries and associated companies ________________  5375                0  4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8) ____________________________  2130                0  4.c
5. OTHER BORROWED MONEY:
   A. FEDERAL HOME LOAN BANK ADVANCES:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS ____________________________________________  2651          777,188  5.a.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS ______________________  B565        1,620,801  5.a.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS _______________________________________  B566        5,740,089  5.a.3
   B. OTHER BORROWINGS:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS ____________________________________________  B571        1,228,006  5.b.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS ______________________  B567                0  5.b.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS _______________________________________  B568           45,332  5.b.3
   C. TOTAL (SUM OF ITEMS 5.A.(1) THROUGH 5.B.(3) MUST EQUAL SCHEDULE RC, ITEM 16) _________________  3190        9,411,416  5.c

                                                                                                                   YES / NO
6. DOES THE REPORTING BANK SELL PRIVATE LABEL OR THIRD PARTY MUTUAL FUNDS AND ANNUITIES? ___________  B569            NO     6

                                                                                                      RCFD Bil | Mil | Thou
7. ASSETS UNDER THE REPORTING BANK'S MANAGEMENT IN PROPRIETARY MUTUAL FUNDS AND ANNUITIES __________  B570                0  7


SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-17

FDIC Certificate Number - 00867                             27

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                                 (Column A)            (Column B)            (Column C)
                                                                 Past due             Past due 90            Nonaccrual
                                                               30 through 89          days or more
                                                               days and still           and still
                                                                  accruing              accruing
                             Dollar Amounts in Thousands RCON Bil | Mil | Thou RCON Bil | Mil | Thou RCON Bil | Mil | Thou
__________________________________________________________________________________________________________________________
1. Loans secured by real estate:
   A. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER
      LAND LOANS IN DOMESTIC OFFICES __________________  2759           58,672 2769            1,634 3492            3,274  1.a
   b. Secured by farmland in domestic offices _________  3493            1,840 3494              218 3495            1,327  1.b
   c. Secured by 1-4 family residential
      properties in domestic offices:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit ______________  5398            4,903 5399              692 5400            1,147  1.c.1
      (2) Closed-end loans secured by
          1-4 family residential properties ___________  5401          129,177 5402           17,516 5403           79,228  1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices __________________  3499            5,899 3500              119 3501            2,749  1.d
   e. Secured by nonfarm nonresidential properties
      properties in domestic offices __________________  3502           72,408 3503            3,091 3504           34,551  1.e
                                                         RCFN                  RCFN                  RCFN
   F. IN FOREIGN OFFICES ______________________________  B572                0 B573                0 B574                0  1.f
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository            RCFD                  RCFD                  RCFD
      institutions ____________________________________  5377                0 5378                0 5379                0  2.a
   b. To foreign banks ________________________________  5380                0 5381                0 5382            2,615  2.b
3. Loans to finance agricultural production and
   other loans to farmers _____________________________  1594            4,776 1597              364 1583              693  3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ___________________  1251          175,649 1252           36,967 1253          271,746  4.a
   b. To non-U.S. addressees (domicile) _______________  1254              660 1255               49 1256                0  4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   A. CREDIT CARDS ____________________________________  B575                0 B576                0 B577                0  5.a
   B. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT,
      ALL STUDENT LOANS, AND REVOLVING
      CREDIT PLANS OTHER THAN CREDIT CARDS) ___________  B578          217,722 B579          151,283 B580            6,775  5.b
6. Loans to foreign governments and official
   institutions _______________________________________  5389                0 5390                0 5391                0  6
7. All other loans ____________________________________  5459           35,543 5460            1,162 5461            1,748  7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) ___________________  1257            9,717 1258            2,337 1259            1,192  8.a
   b. Of non-U.S. addressees (domicile) _______________  1271                0 1272                0 1791                0  8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets) ____  3505                0 3506                0 3507                0  9




SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-18

FDIC Certificate Number - 00867                             28

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                            (Column A)             (Column B)           (Column C)
                                                            Past due              Past due 90           Nonaccrual
                                                          30 through 89           days or more
                                                          days and still            and still
                                                             accruing              accruing
                        Dollar Amounts in Thousands RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou
_____________________________________________________________________________________________________________________
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government ____________  5612          105,714 5613          144,812 5614            2,198   10
    a. Guaranteed portion of loans and leases
       included in item 10 above _________________  5615           66,862 5616          106,501 5617            1,760   10.a


                                                            (Column A)             (Column B)           (Column C)
                                                            Past due              Past due 90           Nonaccrual
                                                          30 through 89           days or more
                                                          days and still            and still
MEMORANDA                                                    accruing               accruing
                        Dollar Amounts in Thousands RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou
_____________________________________________________________________________________________________________________
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1) ____________________________  1658                0 1659                0 1661              140   M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above ___________  6558           76,408 6559           10,983 6560            4,595   M.2
3. Loans secured by real estate to non-U.S.
   addresses (domicile) (included in
   Schedule RC-N, item 1, above) _________________  1248                0 1249                0 1250                0   M.3
4. Not applicable


                                                              (Column A)             (Column B)
                                                               Past due             Past due 90
                                                              30 through            days or more
5. Interest rate, foreign exchange rate, and other              89 days
   commodity and equity contracts:                     RCFD Bil | Mil | Thou RCFD Bil | Mil | Thou
   FAIR VALUE OF AMOUNTS CARRIED AS ASSETS ___________ 3529                0 3530                0                     M.5


--------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:
    TODD BAILEY, VP
  ---------------------------------------------------------------------------------------------
    Name and Title (TEXT 8901)

    Todd.Bailey@SunTrust.com
  ---------------------------------------------------------------------------------------------
    E-mail Address (TEXT 4086)

    (404) 724-3835                                      (404) 827-6501
  ---------------------------------------------------------------------------------------------
    Telephone: Area code/phone number/extension (TEXT & FAX: Area code/phone number (TEXT 9116)

--------------------------------------------------------------------------------------------------

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-19

FDIC Certificate Number - 00867                             29

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                         Dollar Amounts in Thousands RCON Bil | Mil | Thou
___________________________________________________________________________________________________________________________
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits ________________________________________________________ 0030                0   1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits _____________________________________ 0031              N/A   1.b.1
       (2) Actual amount of unposted debits to time and savings deposits (1) _______________________ 0032              N/A   1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits _______________________________________________________ 3510                0   2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits ____________________________________ 3512              N/A   2.b.1
       (2) Actual amount of unposted credits to time and savings deposits (1) ______________________ 3514              N/A   2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices) __________________________________________________________________ 3520                0   3
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions ( not included in total deposits ):
    a. Demand deposits of consolidated subsidiaries ________________________________________________ 2211                0   4.a
    b. Time and savings deposits (1) of consolidated subsidiaries __________________________________ 2351                0   4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ________________________ 5514                0   4.c
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ____________________ 2229                0   5.a
    b. Time and saving deposits (1) in insured branches (included in Schedule RC-E, Part II) _______ 2383                0   5.b
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b) _______________________________________________________ 5515                0   5.c
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
       Item 7 column B) ____________________________________________________________________________ 2314                0   6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
       Item 7, column A or C, but not column B) ____________________________________________________ 2315                0   6.b
 7. Unamortized premiums and discounts on time and savings deposits: (1,2)
    a. Unamortized premiums ________________________________________________________________________ 5516                0   7.a
    b. Unamortized discounts _______________________________________________________________________ 5517                0   7.b
 8. TO BE COMPLETED BY BANKS WITH " OAKAR DEPOSITS ".
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
       (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other
           FDIC-insured institutions during the quarter ____________________________________________ A531                0   8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF) _________________ A532                0   8.a.2
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other
       than insured branches in Puerto Rico and U.S. territories and possessions) __________________ A533                0   8.b

_____

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-20

FDIC Certificate Number - 00867                             30

SCHEDULE RC-O--CONTINUED

                                                                         Dollar Amounts in Thousands RCON Bil | Mil | Thou
___________________________________________________________________________________________________________________________
 9. Deposits in lifeline accounts___________________________________________________________________ 5596                    9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) __________________________________________________________________ 8432                0   10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E
       had been reported on a net basis ____________________________________________________________ 8785                0   11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis ____________________________________________ A181                0   11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E ________________________________________________ A182                0   11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits _____________________________________________ A527                0   12.a
    b. Amount of assets netted against time and savings deposits ___________________________________ A528                0   12.b

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                                         Dollar Amounts in Thousands RCON Bil | Mil | Thou
___________________________________________________________________________________________________________________________
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
    1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,0000 or less _________________________________________ 2702       36,213,197   M.1.a 1
       (2) Number of deposit accounts of $100,000 or less                                 NUMBER
                                                                                   _________________
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY) _____________________________ 3779   4,418,507                         M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000 ________________________________________ 2710       24,078,322   M.1.b 1
                                                                                          NUMBER
                                                                                   _________________
       (2) Number of deposit accounts of more than $100,000 _______________________ 2722      81,046                         M.1.b 2
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


       Indicate in the appropriate box at right whether your bank has a method or
       procedure for determining a better estimate of uninsured deposits than the                    RCON     YES / NO
       estimate described above ____________________________________________________________________ 6861        NO          M.2.a

    b. If the box marked YES has been checked, report the estimate of uninsured deposits                  Bil | Mil | Thou
       determined by using your bank's method or procedure _________________________________________ 5597                0   M.2.b
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
          TEXT                                                                                       RCON    FDIC CERT NO.
     A545                                                                                            A545              N/A   M.3

SUNTRUST BANK                                            FFIEC 03
_________________________________________
Legal Title of Bank                                      RC-21

FDIC Certificate Number - 00867                             31

SCHEDULE RC-R--REGULATORY CAPITAL

                                                                         Dollar Amounts in Thousands RCFD Bil | Mil | Thou
___________________________________________________________________________________________________________________________
TIER 1 CAPITAL
 1. Total equity capital (from Schedule RC, item 28) _______________________________________________ 3210        8,417,674   1
 2. LESS: Net unrealized gains (losses) on available-for-sale securities (1)
    (if a gain, report as a positive value; if a loss, report as a negative value) _________________ 8434          987,098   2
 3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1) (report loss as a
    positive value) ________________________________________________________________________________ A221                0   3
 4. LESS: Accumulated net gains (losses) on cash flow hedges (1)
    (if a gain, report as a positive value; if a loss, report as a negative value) _________________ 4336          (27,507)  4
 5. LESS: Nonqualifying perpetual preferred stock __________________________________________________ B588                0   5
 6. Qualifying minority interests in consolidated subsidiaries _____________________________________ B589          166,493   6
 7. LESS: Disallowed goodwill and other disallowed intangible assets _______________________________ B590          260,994   7
 8. LESS: Disallowed servicing assets and purchased credit card relationships ______________________ B591                0   8
 9. LESS: Disallowed deferred tax assets ___________________________________________________________ 5610                0   9
10. Other additions to (deductions from) Tier 1 capital ____________________________________________ B592                0   10
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9) _________________ 8274        7,363,582   11

TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock ____________________________________ 5306        1,315,000   12
13. Cumulative perpetual preferred stock includible in Tier 2 capital ______________________________ B593                0   13
14. Allowance for loan and lease losses includible in Tier 2 capital _______________________________ 5310          848,294   14
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital __________ 2221          513,845   15
16. Other Tier 2 capital components ________________________________________________________________ B594                0   16
17. Tier 2 capital (sum of items 12 through 16) ____________________________________________________ 5311        2,677,139   17
18. Allowable Tier 2 capital (lesser of item 11 or 17) _____________________________________________ 8275        2,677,139   18

19. Tier 3 capital allocated for market risk _______________________________________________________ 1395                0   19
20. LESS: Deductions for total risk-based capital __________________________________________________ B595                0   20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20) ___________________________ 3792       10,040,721   21

TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9) ______________________________________________ 3368       97,762,238   22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above) ___________ B590          260,994   23
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 8 above) __ B591                0   24
25. LESS: Disallowed deferred tax assets (from item 9 above) _______________________________________ 5610                0   25
26. LESS: Other deductions from assets for leverage capital purposes _______________________________ B596                0   26
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26) __________ A224       97,501,244   27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28. Adjustment to total risk-based capital reported in item 21 _____________________________________ B503                0   28
29. Adjustment to risk-weighted assets reported in item 62 _________________________________________ B504                0   29
30. Adjustment to average total assets reported in item 27 _________________________________________ B505                0   30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                     (Column A)            (Column B)
                                                                               RCFD       Percentage RCFD       Percentage
                                                                               ____________________________________________
31. Tier 1 leverage ratio (2) ________________________________________________ 7273              N/A 7204            7.55%   31
32. Tier 1 risk-based capital ratio (3) ______________________________________ 7274              N/A 7206            7.82%   32
33. Total risk-based capital ratio (4) _______________________________________ 7275              N/A 7205           10.66%   33

_____
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by
    (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by
    (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-22

FDIC Certificate Number - 00867                             32

SCHEDULE RC-R--CONTINUED


Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform.
In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                         (Column A)     (Column B)     (Column C)     (Column D)     (Column E)     (Column F)
                                                                    ____________________________________________________________
                                           Totals        Items Not               Allocation by Risk Weight Category
                                           (from        Subject to  ____________________________________________________________
BALANCE SHEET ASSET CATEGORIES          Schedule RC)  Risk-Weighting       0%            20%            50%            100%
                                       _________________________________________________________________________________________
            Dollar Amounts in Thousands Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou
________________________________________________________________________________________________________________________________
34. Cash and balances due from             RCFD 0010                     RCFD B600      RCFD B601                     RCFD B602
    depository institutions (Column A
    equals the sum of Schedule RC,
    items 1.a and 1.b) ________________    4,138,167                       748,011      3,390,156                             0   34
                                           RCFD 1754      RCFD B603      RCFD B604      RCFD B605      RCFD B606      RCFD B607
35. Held-to-maturity securities _______            0              0              0              0              0              0   35
                                           RCFD 1773      RCFD B608      RCFD B609      RCFD B610      RCFD B611      RCFD B612
36. Available-for-sale securities _____   15,927,784      1,020,288        580,184      9,319,618      1,496,615      3,511,079   36
37. Federal funds sold and securities      RCFD 1350                     RCFD B613      RCFD B614                      RCFD 616
    purchased under agreements to
    resell ____________________________    2,428,869                             0      2,428,869                             0   37
                                           RCFD 5369      RCFD B617      RCFD B618      RCFD B619      RCFD B620      RCFD B621
38. Loans and leases held for sale ____    3,126,942              0              0              0      3,126,942              0   38
                                           RCFD B528      RCFD B622      RCFD B623      RCFD B624      RCFD B625      RCFD B626
39. Loans and leases, net of unearned
    income (1) ________________________   68,709,512              0        125,429      2,097,827     14,450,575     52,035,681   39
                                           RCFD 3123      RCFD 3123
40. LESS: Allowance for loan and lease
    losses ____________________________      848,294        848,294                                                               40
                                           RCFD 3545      RCFD B627      RCFD B628      RCFD B629      RCFD B630      RCFD B631
41. Trading assets ____________________      484,294              0              0              0          9,255        475,039   41
                                           RCFD B639      RCFD B640      RCFD B641      RCFD B642      RCFD B643      RCFD 5339
42. All other assets (2) ______________    4,126,307        260,994         76,144        414,557              0      3,374,612   42
                                           RCFD 2170      RCFD B644      RCFD 5320      RCFD 5327      RCFD 5334      RCFD 5340
43. Total assets (sum of items 34
    through 42)________________________   98,093,581        432,988      1,529,768     17,651,027     19,083,387     59,396,411   43

______

(1) Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-23

FDIC Certificate Number - 00867                             33

SCHEDULE RC-R--CONTINUED


                                 (Column A)               (Column B)     (Column C)     (Column D)     (Column E)     (Column F)
                                               Credit                 ___________________________________________________________
                                 Face Value    Conver-      Credit               Allocation by Risk Weight Category
                                or Notional     sion      Equivalent  ___________________________________________________________
                                   Amount      Factor     Amount (1)         0%            20%            50%            100%
                               ______________           _________________________________________________________________________
    Dollar Amounts in Thousands Bil|Mil|Thou |         | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou
_________________________________________________________________________________________________________________________________
DERIVATIVES AND OFF-BALANCE
  SHEET ITEMS                      RCFD 3819                RCFD B645      RCFD B646      RCFD B647      RCFD B648      RCFD B649
44. Financial standby letters
    of credit _________________    7,173,043    1.00        7,173,043             50        932,677         35,063      6,205,253 44
45. Performance standby letters    RCFD 3821                RCFD B650      RCFD B651      RCFD B652      RCFD B653      RCFD B654
    of credit _________________      515,453     .50          257,727              0         27,759              0        229,968 45
46. Commercial and similar         RCFD 3411                RCFD B655      RCFD B656      RCFD B657      RCFD B658      RCFD B659
    letters of credit _________      132,431     .20           26,486              0              0              0         26,486 46
47. Risk participations in
    bankers acceptances
    acquired by the                RCFD 3429                RCFD B660      RCFD B661      RCFD B662                     RCFD B663
    reporting institution _____        1,023    1.00            1,023              0              0                         1,023 47
                                   RCFD 3433                RCFD B664      RCFD B665      RCFD B666      RCFD B667      RCFD B668
48. Securities lent ___________      102,586    1.00          102,586         70,881              0              0         31,705 48
49. Retained recourse on small
    business obligations sold      RCFD A250                RCFD B669      RCFD B670      RCFD B671      RCFD B672      RCFD B673
    with recourse _____________            0    1.00                0              0              0              0              0 49
50. Retained recourse on
    financial assets sold with     RCFD 1727  * Below       RCFD 2243                                                   RCFD B674
    low-level recourse ________        5,649    12.5           70,613                                                      70,613 50
51. All other financial assets     RCFD B675                RCFD B676      RCFD B677      RCFD B678      RCFD B679      RCFD B680
    sold with recourse ________    4,176,996    1.00        4,176,996              0      2,789,945      1,332,950         54,101 51
52. All other off-balance          RCFD B681                RCFD B682      RCFD B683      RCFD B684      RCFD B685      RCFD B686
    sheet liabilities _________            0    1.00                0              0              0              0              0 52
53. Unused commitments with an
    original maturity exceeding    RCFD 3833                RCFD B687      RCFD B688      RCFD B689      RCFD B690      RCFD B691
    one year __________________   26,971,808     .50       13,485,904              0        357,635              0     13,128,269 53
                                                            RCFD A167      RCFD B693      RCFD B694      RCFD B695
54. Derivative contracts ______                               968,896              0              0        968,896                54

_____

* Or institution-specific factor.
(1) Column A multiplied by credit conversion factor.

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-24

FDIC Certificate Number - 00867                             34

SCHEDULE RC-R--CONTINUED

                                                                   (Column C)     (Column D)     (Column E)     (Column F)
                                                                 ___________________________________________________________
                                                                           Allocation by Risk Weight Category
                                                                 ___________________________________________________________
                                                                       0%            20%            50%            100%
                                                                 ___________________________________________________________
                                      Dollar Amounts in Thousands Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou | Bil|Mil|Thou
____________________________________________________________________________________________________________________________
TOTALS
55. Total assets, derivatives, and off-balance sheet items by
    risk weight category (for each column, sum of items 43           RCFD B696      RCFD B697      RCFD B698      RCFD B699
    through 54)__________________________________________________    1,600,699     21,759,043     21,420,296     79,143,829   55
56. Risk weight factor __________________________________________          *0%           *20%           *50%          *100%   56

57. Risk-weighted assets by risk weight category (for each           RCFD B700      RCFD B701      RCFD B702      RCFD B703
    column, item 55 multiplied by item 56) ______________________            0      4,351,809     10,710,148     79,143,829   57
                                                                                                                  RCFD 1651
58. Market risk equivalent assets _______________________________                                                         0   58

59. Risk-weighted assets before deductions for excess allowance
    for loan and lease losses and allocated transfer risk reserve                                                 RCFD B704
    (sum of item 57, columns C through F, and item 58) __________                                                94,205,786   59
                                                                                                                  RCFD A222
60. LESS: Excess allowance for loan and lease losses ____________                                                         0   60
                                                                                                                  RCFD 3128
61. LESS: Allocated transfer risk reserve _______________________                                                         0   61
                                                                                                                  RCFD A223
62. Total risk-weighted assets (item 59 minus items 60 and 61) __                                                94,205,786   62

Memoranda

                                                               Dollar Amounts in Thousands RCFD Bil|Mil|Thou
_____________________________________________________________________________________________________________
 1. Current credit exposure across all derivative contracts
    covered by the risk-based capital standards___________________________________________ 8764      655,780                  M.1


                                                                         With a remaining maturity of
                                                  __________________________________________________________________________
                                                           (Column A)              (Column B)                (Column C)
                                                            One year              Over one year                Over
                                                             or less                 through                 five years
                                                                                    five years
2. Notional principal amounts of derivative       __________________________________________________________________________
   contracts: (1)                                  RCFD Tril|Bil|Mil|Thou | RCFD Tril|Bil|Mil|Thou | RCFD Tril|Bil|Mil|Thou
                                                  __________________________________________________________________________
   a. Interest rate contracts ____________________ 3809        11,319,029   8766        19,702,599   8767         9,139,324   M.2.a
   b. Foreign exchange contracts _________________ 3812         1,666,728   8769           663,193   8770                 0   M.2.b
   c. Gold contracts _____________________________ 8771                 0   8772                 0   8773                 0   M.2.c
   d. Other precious metals contracts ____________ 8774                 0   8775                 0   8776                 0   M.2.d
   e. Other commodity contracts __________________ 8777                 0   8778                 0   8779                 0   M.2.e
   f. Equity derivative contracts ________________ A000            22,845   A001           328,946   A002                 0   M.2.f

_____

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-25

FDIC Certificate Number - 00867                             35

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

ALL OF SCHEDULE RC-S IS TO BE COMPLETED BEGINNING JUNE 30, 2001.

                                (Column A)    (Column B)   (Column C)   (Column D)   (Column E)   (Column F)   (Column G)
                                1-4 Family       Home        Credit        Auto         Other     Commercial    All Other
                                Residential     Equity        Card         Loans      Consumer  and Industrial  Loans and
                                   Loans         Loans     Receivables                  Loans        Loans     All Leases
                               ____________________________________________________________________________________________
    Dollar Amounts in Thousands Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou
___________________________________________________________________________________________________________________________
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal
    balance of assets sold and
    securitized by the
    reporting bank with
    servicing retained or with
    recourse or other seller-
    provided credit                RCFD B705    RCFD B706    RCFD B707    RCFD B708    RCFD B709    RCFD B710    RCFD B711
    enhancements ______________   26,168,230            0            0            0      171,923       53,944            0  1
2. Maximum amount of credit
   exposure arising from
   recourse or other seller-
   provided credit
   enhancements provided to
   structures reported in
   item 1 in the form of:
   a. Retained interest-only
      strips (included in
      Schedules RC-B or RC-F or    RCFD B712    RCFD B713    RCFD B714    RCFD B715    RCFD B716    RCFD B717    RCFD B718
      in Schedule RC, item 5)__            0            0            0            0            0            0            0  2.a
   b. Standby letters of
      credit, sub-ordinated
      securities, and other        RCFD B719    RCFD B720    RCFD B721    RCFD B722    RCFD B723    RCFD B724    RCFD B725
      enhancements ____________    1,326,458            0            0            0        4,200        9,000            0  2.b
3. Reporting bank's unused
   commitments to provide
   liquidity to structures         RCFD B726    RCFD B727    RCFD B728    RCFD B729    RCFD B730    RCFD B731    RCFD B732
   reported in item 1 _________      673,283            0            0            0       63,452       53,944            0  3
4. Past due loan amounts
   included in item 1:             RCFD B733    RCFD B734    RCFD B735    RCFD B736    RCFD B737    RCFD B738    RCFD B739
   a. 30-89 days past due _____      506,240            0            0            0        5,009            0            0  4.a
                                   RCFD B740    RCFD B741    RCFD B742    RCFD B743    RCFD B744    RCFD B745    RCFD B746
   b. 90 days or more past due_       67,550            0            0            0        5,132            0            0  4.b
5. Charge-offs and recoveries
   on assets sold and
   securitized with servicing
   retained or with recourse or
   other seller-provided credit
   enhancements (calendar year-
   to-date):                       RIAD B747    RIAD B748    RIAD B749    RIAD B750    RIAD B751    RIAD B752    RIAD B753
   a. Charge-offs _____________          513            0            0            0            2            0            0  5.a
                                   RIAD B754    RIAD B755    RIAD B756    RIAD B757    RIAD B758    RIAD B759    RIAD B760
   b. Recoveries ______________          185            0            0            0            0            0            0  5.b

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-26

FDIC Certificate Number - 00867                             36

SCHEDULE RC-S--CONTINUED

                                (Column A)    (Column B)   (Column C)   (Column D)   (Column E)   (Column F)   (Column G)
                                1-4 Family       Home        Credit        Auto         Other     Commercial    All Other
                                Residential     Equity        Card         Loans      Consumer  and Industrial  Loans and
                                   Loans         Loans     Receivables                  Loans        Loans     All Leases
                               ____________________________________________________________________________________________
    Dollar Amounts in Thousands Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou
___________________________________________________________________________________________________________________________
 6. Amount of ownership (or
    seller's) interest carried
    as:
    a. Securities (included in                  RCFD B761    RCFD B762                              RCFD B763
       RC-B or RC, item 5) ____                         0            0                                      0               6.a
    b. Loans (included in                       RCFD B500    RCFD B501                              RCFD B502
       Schedule RC-C) _________                         0            0                                      0               6.b
 7. Past due loan amounts
    included in interests
    reported in item 6.a:                       RCFD B764    RCFD B765                              RCFD B766
    a. 30-89 days past due ____                         0            0                                      0               7.a
    b. 90 days or more past                     RCFD B767    RCFD B768                              RCFD B769
       due ____________________                         0            0                                      0               7.b
 8. Charge-offs and recoveries
    on loan amounts included in
    interests reported in item
    6.a (calendar year-to-
    date):                                      RIAD B770    RIAD B771                              RIAD B772
    a. Charge-offs ____________                         0            0                                      0               8.a
                                                RIAD B773    RIAD B774                              RIAD B775
    b. Recoveries _____________                         0            0                                      0               8.b
FOR SECURITIZATION FACILITIES
SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER
INSTITUTIONS
 9. Maximum amount of credit
    exposure arising from
    credit enhancements
    provided by the reporting
    bank to other institutions'
    securitization structures
    in the form of standby
    letters of credit,
    purchased subordinated
    securities, and other          RCFD B776    RCFD B777    RCFD B778    RCFD B779    RCFD B780    RCFD B781    RCFD B782
    enhancements ______________            0            0            0            0            0            0            0  9
10. Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions'                  RCFD B783    RCFD B784    RCFD B785    RCFD B786    RCFD B787    RCFD B788    RCFD B789
    securitization structures _            0            0            0            0            0            0            0  10

SUNTRUST BANK                                            FFIEC 031
_________________________________________
Legal Title of Bank                                      RC-27

FDIC Certificate Number - 00867                             37

SCHEDULE RC-S--CONTINUED

                                (Column A)    (Column B)   (Column C)   (Column D)   (Column E)   (Column F)   (Column G)
                                1-4 Family       Home        Credit        Auto         Other     Commercial    All Other
                                Residential     Equity        Card         Loans      Consumer  and Industrial  Loans and
                                   Loans         Loans     Receivables                  Loans        Loans     All Leases
                               ____________________________________________________________________________________________
    Dollar Amounts in Thousands Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou|Bil|Mil|Thou
___________________________________________________________________________________________________________________________
BANK ASSET SALES
11. Assets sold with recourse
    or other seller-provided
    credit enhancements and
    not securitized by the         RCFD B790    RCFD B791    RCFD B792    RCFD B793    RCFD B794    RCFD B795    RCFD B796
    reporting bank ____________            0            0            0            0       79,522            0            0  11
12. Maximum amount of credit
    exposure arising from
    recourse or other seller-
    provided credit
    enhancements provided
    to assets reported in          RCFD B797    RCFD B798    RCFD B799    RCFD B800    RCFD B801    RCFD B802    RCFD B803
    item 11 ___________________            0            0            0            0       79,522            0            0  12

MEMORANDUM ITEMS 1, 2, AND 3 ARE TO BE COMPLETED BEGINNING JUNE 30, 2001.


Memoranda

                                                                             Dollar Amounts in Thousands RCFD Bil|Mil|Thou
___________________________________________________________________________________________________________________________
1. Small Business obligations transferred with recourse under Section 208 of the Riegle
   Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance ____________________________________________________________________ A249            0  M.1.a
   b. Amount of retained recourse on these obligations as of the report date ___________________________ A250            0  M.1.b
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other servicer-provided credit
      enhancements _____________________________________________________________________________________ B804    4,440,541  M.2.a
   b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit
      enhancements _____________________________________________________________________________________ B805   41,080,756  M.2.b
   c. Other financial assets (1) _______________________________________________________________________ A591      108,471  M.2.c
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ______________ B806      204,183  M.3.a.1
      (2) Conduits sponsored by other unrelated institutions ___________________________________________ B807            0  M.3.a.2
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ______________ B808    2,012,709  M.3.b.1
      (2) Conduits sponsored by other unrelated institutions ___________________________________________ B809            0  M.3.b.2

_____
(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS      FFIEC 031
  REPORTED IN THE REPORTS OF CONDITION AND INCOME        RC-31
       at close of business on June 30, 2001
                                                            41
     SUNTRUST BANK       ATLANTA                GA
     -------------       -------                --
  LEGAL TITLE OF BANK     CITY                STATE


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the trucnation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

_______________________________________________________________________________

X = NO COMMENT  Y = COMMENT ________________________________________ 6979  X
BANK MANAGEMENT STATEMENT (please type or print clearly):
      TEXT ( 70 CHARACTERS PER LINE )
6980
____________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________
    ________________________________________________________________



____________________________________________________________________
SIGNATURE OF EXECUTIVE OFFICER OF BANK         DATE OF SIGNATURE

                  THIS PAGE IS TO BE COMPLETED BY ALL BANKS
________________________________________________________________________________
                                                                           42
    NAME AND ADDRESS OF BANK             OMB No. For OCC: 1557-0081
                                         OMB No. For FDIC: 3064-0052
                                   OMB No. For Federal Reserve: 7100-0036
    SUNTRUST BANK                        Expiration Date: 3/31/2004
    P.O. BOX 4418 CENTER 632
    ATLANTA, GA 30302                          SPECIAL REPORT
                                        (Dollar Amounts in Thousands)
                              __________________________________________________




                              CLOSE OF BUSINESS DATE    FDIC Certificate Number
                              __________________________________________________
                              6/30/2001                    867
                              __________________________________________________
________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
________________________________________________________________________________

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE
OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
________________________________________________________________________________
                                                                 RCFD
a. Number of loans made to executive officers since
   the previous Call Report date________________________________ 3561     0  a
b. Total dollar amount of above loans
   (in thousands of dollars)____________________________________ 3562     0  b
c. Range of interest charged on above loans               FROM       TO
   (example: 9-3/4% = 9.75) _________________________ 7701 0.00% 7702 0.00%  c
________________________________________________________________________________







________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT DATE (Month, Day, Year)
________________________________________________________________________________
FDIC 8040/53 (3-01)

REPORT OF CONDITION

_______________________________________________________________________________
Consolidating domestic subsidiaries of the
        SUNTRUST BANK
        IN THE STATE OF GA AT CLOSE OF BUSINESS ON JUNE 30, 2001
published in response to call made by (Enter additional information below)
        ______________________________________________________________
        ______________________________________________________________
        ______________________________________________________________

STATEMENT OF RESOURCES AND LIABILITIES
                                                                         Dollar Amounts in Thousands
____________________________________________________________________________________________________
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ____________________________________  4,029,295
  Interest-bearing balances _____________________________________________________________    108,872
Securities:
  Held-to-maturity securities ___________________________________________________________          0
  Available-for-sale securities _________________________________________________________ 15,927,784
  Federal funds sold and securities purchased under agreements to resell ________________  2,428,869
Loans and lease financing receivables:
  Loans and leases held for sale ________________________________________________________  3,126,942
  Loans and leases, net of unearned income _________________________________ 68,709,512
  LESS: Allowance for loan and lease losses ________________________________    848,294
  Loans and leases, net of unearned income and allowance ________________________________ 67,861,218
Trading Assets __________________________________________________________________________    484,294
Premises and fixed assets (including capitalized leases) ________________________________  1,298,098
Other real estate owned _________________________________________________________________     31,250
Investments in unconsolidated subsidiaries and associated companies _____________________          0
Customers' liability to this bank on acceptances outstanding ____________________________     89,475
Intangible assets
  Goodwill ______________________________________________________________________________    241,499
  Other intangible assets _______________________________________________________________    379,965
Other assets ____________________________________________________________________________  2,086,020
Total assets ____________________________________________________________________________ 98,093,581

FDIC /54C (3-90)
_______________________________________________________________________________________________



REPORT OF CONDITION (CONTINUED)
____________________________________________________________________________________________________

LIABILITIES                                                              Dollar Amounts in Thousands
____________________________________________________________________________________________________
DEPOSITS:
  In domestic offices ___________________________________________________________________ 60,291,519
    Noninterest-bearing ____________________________________________________  8,743,385
    Interest-bearing _______________________________________________________ 51,548,134
  In foreign offices, Edge and Agreement subsidiaries, and IBFs _________________________  3,658,760
    Noninterest-bearing ____________________________________________________          0
    Interest-bearing _______________________________________________________  3,658,760
Federal funds purchased and securities sold under agreements to repurchase ______________ 12,161,227
Trading liabilities _____________________________________________________________________          0
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) ___________________________________________________________________  9,411,416
Bank's liability on acceptances executed and outstanding ________________________________     89,475
Subordinated notes and debentures _______________________________________________________  1,493,103
Other liabilities _______________________________________________________________________  2,403,914
Total liabilities _______________________________________________________________________ 89,509,414
Minority interest in consolidated subsidiaries __________________________________________    166,493

EQUITY CAPITAL

Perpetual preferred stock and related surplus ___________________________________________          0
Common stock ____________________________________________________________________________     21,600
Surplus _________________________________________________________________________________  2,516,538
Retained earnings _______________________________________________________________________  4,919,946
Accumulated other comprehensive income __________________________________________________    959,590
Other equity capital components _________________________________________________________          0
Total equity capital ____________________________________________________________________  8,417,674
Total liabilities, minority interest, and equity capital ________________________________ 98,093,581


We, the undersigned directors,     I, WILLIAM P. OHALLORAN, SVP & CONTROLLER
attest to the correctness of     _____________________________________________
this statement of resources                    ( NAME, TITLE )
and liabilities. We declare      of the above named bank do hereby declare
that it has been examined by     that this Report of Condition is true and
us, and to the best of our       correct to the best of my knowledge and
knowledge and belief has been    belief.
prepared in conformance with
the instructions and is true
and correct.

           _____________
Director #1
           _____________         _____________________________________________

           _____________
Director #2                      _____________________________________________
           _____________
           _____________
Director #3                      _____________________________________________
           _____________

                                SunTrust Bank